As filed with the Securities and Exchange Commission on March 8, 2023

1933 Act File No. 333-[  ]

 1940 Act File No. 811-23854

 File No. 814-[  ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. __	[ ]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. __	[ ]

Diffractive Real Assets Fund

(Exact Name of Registrant as Specified in Charter)

c/o F/m Investments, LLC

3050 K Street NW, Suite 201

Washington, D.C. 20007

(Address of Principal Executive Offices)

202-839-4910

(Registrant’s Telephone Number)

Kirk Johnson

Diffractive Managers Group

111 Huntington Ave

Boston, MA 02199

(Name and Address of Agent for Service)

Copy to:

Jillian L. Bosmann, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-3307

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[X]	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934 (“Exchange Act”)).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, March 8, 2023

DIFFRACTIVE REAL ASSETS FUND

PROSPECTUS

[Class A] Shares

[Class R] Shares

[Institutional Class] Shares

[_______________________], 2023

Diffractive Real Assets Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund” pursuant to Rule 23c-3 of the Investment Company Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”) in an amount not less than 5% and not more than 25% of the outstanding shares of the Fund. Shares of beneficial interest in the Fund (the “Shares”) will be continuously offered under the Securities Act of 1933, as amended.

The Fund commenced operations on [   ], 2023. The Fund operates under an Agreement and Declaration of Trust dated February 28, 2023 (the “Declaration of Trust”). F/m Investments, LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser may retain the services of one or more investment adviser(s) registered with the SEC to provide sub-advisory services to the Fund (each, a “Sub-Adviser” and together, the “Sub-Advisers”). Any Sub-Adviser will be paid by the Investment Adviser, not the Fund. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Total Offering(1)

	[Class A] Shares	[Class R] Shares	[Institutional Class] Shares
Public Offering Price	[ ]	[ ]	[ ]
Sales Charge (Load)(2) as a percentage of purchase amount	[3.00]%	[None]	None
Proceeds to Fund(3)	[ ]	[ ]	[ ]

(1)	[ ] (the “Distributor”) acts as the principal underwriter of the Fund’s Shares. An indefinite amount of Shares are being offered on a best efforts basis through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Investment Adviser, the Distributor, and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time-to-time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or the Investment Adviser’s affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” For [Class A] Shares, the minimum initial investment is $1,000 for retirement accounts and $2,500 for non-retirement accounts. For [Class R] Shares, the minimum initial investment is $1,000,000 for both retirement and non-retirement accounts. For [Institutional Class] Shares, the minimum initial investment is $5,000,000 for both retirement and non-retirement accounts. The minimum purchase amount for subsequent shares by any Shareholder is $1,000 for all share classes. However, the Fund, in its sole discretion, may accept investments below these minimums. See “Fund Summary — The Offering.”

(2)	Investments in [Class A] Shares of the Fund are sold subject to a sales charge of up to [3.00]% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. See “Fund Summary - The Offering.”

(3)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below. The total of expenses of issuance and distribution are estimated to be $[ ].

The Fund’s primary investment objective is to seek long-term growth through capital appreciation. Income is a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by allocating at least 80% of its net assets (plus the amount of any borrowings for investment purposes) to U.S. and non-U.S. public and private real-asset related investments in the following real asset classes: (i) infrastructure, (ii) timberland, (iii) agriculture/farmland and (iv) real estate. The Fund’s investment program is speculative and entails substantial risks, including the risks typically associated with real assets. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (See “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 13).

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without approval of the shareholders of the Fund (each a “Shareholder” and together, the “Shareholders”). The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding shares. The Fund cannot guarantee that its investment objectives will be achieved or that its investment strategy will be successful, and you could lose all of your investment in the Fund.

This prospectus (the “Prospectus”) applies to the public offering of three separate classes of Shares in the Fund, designated as [Class A] Shares, [Class R] Shares, and [Institutional Class] Shares. The Fund intends to apply to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. [Class A] Shares and [Class R] Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The Shares will be offered in a continuous offering. The Shares will generally be offered for purchase on any business day, which is defined as any day the New York Stock Exchange (the “NYSE”) is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at NAV per Share. No Shareholder will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted.

The Fund intends to identify and invest with various institutional and boutique asset managers with expertise in making real asset related investments. Many of these investment managers have large minimum investment size and stringent investor qualification criteria intended to limit direct investors to mainly institutions, such as endowments and pension funds. As such, the Fund enables investors to invest with institutional investment managers that may not be otherwise permitted or available to them. In addition to this approach, the Fund employs a multi-strategy approach in an attempt to vary the risk-reward profiles and the underlying types of asset classes in which it invests. See “Investment Objectives and Strategies” in the Prospectus for more information. Because each asset class tends to perform differently throughout the economic cycle, investment strategies that include multiple strategies generally have lower volatility than single strategy funds. Thus, a multi-strategy approach may assist the Fund in achieving its primary investment objective of long-term growth through capital appreciation.

Interval Fund: The Fund is a closed-end investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV. Pursuant to such fundamental policy, the Fund, subject to applicable law, conducts quarterly repurchase offers for no less than 5% and not more than 25% of the Fund’s Shares outstanding at NAV per share, reduced by any applicable repurchase fee. While the quarterly repurchase offer is expected to be 5% of the Fund’s Shares outstanding, the amount of each quarterly repurchase offer may be 5% to 25%, subject to approval of the Board. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed on any national securities exchange and the Fund does not currently intend to list its Shares in the future for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, you should consider the Shares to be illiquid. (See “PRINCIPAL RISK FACTORS - Interval Fund Risk”, “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES”).

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [    ], 2023, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o [      ], by calling the Fund toll-free at [      ] or by accessing the Investment Adviser’s website at [      ]. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website at https://www.sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs.

●	Although the Fund is required to and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

●	If you are permitted to sell your Shares to a third party rather than through the repurchase process, you may receive less than your purchase price.

●	Unlike many closed-end funds, the Fund’s Shares are not listed for trading on any national securities exchange and the Fund does not currently intend to list its Shares for trading on any national securities exchange. Accordingly, there is currently no secondary market for the Fund’s Shares and the Fund does not expect a secondary market to develop.

●	You should consider that you may not have access to the money you invest for an indefinite period of time. An investment in the Fund is not suitable for investors who need certainty about their ability to access the money they invest in the short term.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	Even though the Fund will make quarterly repurchase offers for its outstanding Shares (currently expected to be for 5% per quarter), you should consider Shares of the Fund to be an illiquid investment.

●	There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

●	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions to its Shareholders.

No Prior History. The Fund has no operating history, and the Shares have no history of public trading.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

[THE INVESTMENT ADVISER IS EXEMPT FROM REGISTRATION WITH THE U.S. COMMODITY FUTURES TRADING COMMISSION (“CFTC”) AS A COMMODITY POOL OPERATOR (“CPO”) PURSUANT TO CFTC RULE 4.13(a)(3). THEREFORE, UNLIKE A REGISTERED CPO, THE INVESTMENT ADVISER IS NOT REQUIRED TO DELIVER A CFTC DISCLOSURE DOCUMENT TO PROSPECTIVE INVESTORS, NOR IS IT REQUIRED TO PROVIDE INVESTORS WITH CERTIFIED ANNUAL REPORTS THAT SATISFY THE REQUIREMENTS OF CFTC RULES APPLICABLE TO REGISTERED CPOS. THE INVESTMENT ADVISER QUALIFIES FOR THE EXEMPTION UNDER CFTC RULE 4.13(a)(3) BECAUSE IT LIMITS THE FUND’S USE OF COMMODITY FUTURES TO CERTAIN PRESCRIBED LEVELS AT ALL TIMES.]

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

THE FUND’S DISTRIBUTOR IS [       ].

The date of this Prospectus is [       ], 2023

TABLE OF CONTENTS

FUND SUMMARY	1
FUND FEES AND EXPENSES	5
FINANCIAL HIGHLIGHTS	8
USE OF PROCEEDS	8
INVESTMENT OBJECTIVES AND STRATEGIES	8
USE OF LEVERAGE	11
PRINCIPAL RISK FACTORS	13
MANAGEMENT OF THE FUND	43
Investment Management Fee	46
DISTRIBUTOR	46
DISTRIBUTION AND SERVICE PLAN	47
ADMINISTRATION	48
CUSTODIAN	48
FUND EXPENSES	48
VOTING	50
SHAREHOLDER RIGHTS	50
CONFLICTS OF INTEREST	50
OUTSTANDING SECURITIES	51
TENDER OFFERS/OFFERS TO REPURCHASE	51
TENDER/REPURCHASE PROCEDURES	52
TRANSFERS OF SHARES	53
ANTI-MONEY LAUNDERING	54
CREDIT FACILITY	54
CALCULATION OF NET ASSET VALUE	54
SUSPENSION OF CALCULATION OF NET ASSET VALUE	59
DIVIDEND REINVESTMENT PLAN	59
TAXES	60
ERISA AND CODE CONSIDERATIONS	64
DESCRIPTION OF SHARES	65
PURCHASING SHARES	66
TERM, DISSOLUTION AND LIQUIDATION	66
REPORTS TO SHAREHOLDERS	67
FISCAL YEAR	67
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	67
INQUIRIES	67

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and the SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

Diffractive Real Assets Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 22, 2023. The Fund intends to operate as an interval fund pursuant to Rule 23c-3 of the Investment Company Act. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund expects to offer three separate classes of shares of beneficial interest (“Shares”) designated as [Class A] (“[Class A] Shares”), [Class R] (“[Class R] Shares”) and Institutional Class (“[Institutional Class] Shares”). [Class A] Shares, [Class R] Shares and [Institutional Class] Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Shares will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund expects to apply for an exemptive order from the SEC with respect to the Fund’s multi-class structure. [Institutional Class] Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objectives and Strategies

The Fund’s primary investment objective is to seek long-term growth through capital appreciation. Income is a secondary objective.

Under normal market conditions, the Fund seeks to achieve its investment objectives by allocating at least 80% of its net assets (plus the amount of any borrowings for investment purposes) to U.S. and non-U.S. public and private real asset related investments in the following real asset classes: (i) infrastructure, (ii) timberland, (iii) agriculture/farmland and (iv) real estate. More specifically, these real asset related investments may include [(i) public equity investments, including, common stock, preferred stock, warrants, debt, sub debt, private investment in public equity (“PIPEs”) and/or other financial instruments, (ii) direct investments or investments in portfolio funds and (iii) direct investments in private companies, private funds, including private real estate investment trusts (“REITs”), Sub-REITs, separate accounts, co-investments and/or public companies that invest in and/or operate such assets (“Private Funds”).] The Fund will also invest up to 20% of its total assets in [yield generating investments may take the form of all types of floating rate investments, including (without limitation) floating rate loans, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), other floating rate debt securities, money market securities of all types, repurchase agreements, as well as mutual funds (including money market funds) and ETFs which invest in floating rate investments]. The Fund is not limited in credit quality or duration and as a result its portfolio may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS”.

There can be no assurance that the Fund will achieve its investment objectives.
[During temporary defensive periods, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives. The Investment Adviser may choose not to take such temporary defensive positions, even in very adverse or volatile conditions. ]

The Investment Adviser and Sub-Advisers

[F/m Investments, LLC] serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser provides day-to-day investment management services to the Fund. Its principal place of business is located at 3050 K Street NW, Suite 201, Washington, D.C. 20007. As of December 31, 2021, the Investment Adviser had approximately $1.4 billion of assets under management.

The Investment Adviser may retain the services of one or more investment adviser(s) registered with the SEC, to provide sub-advisory services to the Fund (each, a “Sub-Adviser” and together, the “Sub-Advisers”). Any Sub-Adviser is paid by the Investment Adviser, not the Fund.

Each of [            ] serves as Sub-Adviser to the Fund. The engagement of each Sub-Adviser will be approved by the Board and the initial Shareholder of the Fund. The engagement of a new sub-adviser will be subject to Board approval and approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act). Each Sub-Adviser will be registered as an investment adviser with the SEC under the Advisers Act. The principal place of business of [            ] is located at [            ]. The principal place of business of [            ] is located at [            ]. The principal place of business of [               ] is located at [            ]. The principal place of business of [            ] is located at [            ]. As of [              ], approximately [            ] of assets were under the management of [            ]. As of [              ], approximately [            ] of assets were under the management of [            ]. As of [              ], approximately [            ] of assets were under the management of [            ]. As of [              ], approximately [            ] of assets were under the management of [            ].

See “Management of the Fund” below.

The Administrator	The Fund has retained [ ] (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses

The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Investment Adviser to the Fund. The Fund pays the Investment Adviser [an annual rate of [    ]%, payable monthly in arrears, based upon the Fund’s net assets as of month-end]. The Investment Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund. Each Sub-Adviser receives a sub-advisory fee, which is paid by the Investment Adviser out of the Investment Management Fee. See “INVESTMENT MANAGEMENT FEE.”

Administration Fee. The Fund pays the Administrator an annual fee beginning at [    ]% of the Fund’s net assets [and decreasing as assets reach certain levels] (the “Administration Fee”). This Administration Fee generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. See “ADMINISTRATION.”

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a [Distribution and Service Plan] with respect to [Class A] Shares and [Class R] Shares in compliance with Rule 12b-1 under the Investment Company Act. There is no assurance that the Fund will be granted the exemptive order. Under the [Distribution and Service Plan], the Fund would be permitted to pay as compensation up to 0.50% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to [Class A] Shares and [Class R] Shares, respectively (the “[Distribution and Servicing Fee]”) to the Fund’s distributor or other qualified recipients under the [Distribution and Service Plan]. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. [Class A] and [Class R] Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the multi-class structure. [Institutional Class] Shares are not subject to the [Distribution and Servicing Fee]. See “[DISTRIBUTION AND SERVICE PLAN].”

The Investment Adviser has contractually agreed to waive a portion of its management fee until the earlier of (i) [Date] or (ii) the date on which the gross proceeds that have been received by the Fund from investors, in aggregate, exceed $[    ] (the “Investment Management Fee Waiver Period”). The Investment Adviser’s Investment Management Fee during the Investment Management Fee Waiver Period (giving effect to the waiver) is equal to [    ] percent of the Fund’s average daily net assets. The Investment Adviser’s contractual Investment Management Fee, without giving effect to this waiver, is equal to [    ] percent of the Fund’s average daily net assets.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [    ]%, [    ]% and [    ]% of the average daily net assets of [Class A] Shares, [Class R] Shares and [Institutional Class] Shares, respectively (the “Expense Limit”) for an initial term ending [    ] (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [    ]%, [    ]% and [    ]% for the [Class A] Shares, [Class R] Shares and [Institutional Class] Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. See “FUND EXPENSES.”

The Offering

For [Class A] Shares, the minimum initial investment is $1,000 for retirement accounts and $2,500 for non-retirement accounts. For [Class R] Shares, the minimum initial investment is $1,000,000 for both retirement and non-retirement accounts. For [Institutional Class] Shares, the minimum initial investment is $5,000,000 for both retirement and non-retirement accounts. The minimum purchase amount for subsequent shares by any Shareholder is $1,000 for all share classes. However, the Fund, in its sole discretion, may accept investments below these minimums. Minimum subsequent investment amounts may be modified or waived by the Fund or the Investment Adviser. The Shares will initially be issued at $[X] per share and thereafter the purchase price for each class of Shares is based on the NAV per Share of that Class as of the date such Shares are purchased.

The Shares will be offered in a continuous offering. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board of Trustees of the Fund (the “Board”) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Investments in [Class A] Shares of the Fund may be subject to a sales charge of up to [3.00]% of the subscription amount. [The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering.] Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Distribution Policy	Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Dividend Reinvestment Program

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, [            ] at [            ] or [            ], all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the Shareholder of record or via electronic funds transfer (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than [20]% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, [ ] at [ ] or [ ].

Repurchase Offers	The Fund provides a limited degree of liquidity to the Shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.”

Risk Factors

The Fund is subject to substantial risks — including market risks, strategy risks and risks associated with investments in Private Funds and REITs. The Fund will also be subject to the risks associated with the investment strategies employed by the Investment Adviser and sub-advisers, which may include real estate risk, and timberland and agriculture/farmland risks. While the Investment Adviser and Sub-Advisers will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. The Investment Adviser and Sub-Advisers may not have any control over third-party managers of portfolio funds or Private Funds and there can be no assurances that such third-party managers will manage their funds in a manner consistent with the Fund’s investment objectives. Additionally, some Private Funds may not be registered as investment companies under the Investment Company Act and, therefore, the Fund may not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in those Private Funds. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Adviser and Sub-Advisers and their respective affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. The Fund should be considered an illiquid investment. Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus. Past results of the Investment Adviser, any sub-advisers, their respective principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation	The Fund intends to elect to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out substantially all of its income and gains each year. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information is available from your financial professional and in the section titled “Purchasing Shares” beginning on page 66 of this Prospectus.

	[Class A] Shares	[Class R] Shares	[Institutional Class] Shares
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)(1)	[3.00]%	[None]	None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(2)
Management Fee(3)	[ ]%	[ ]%	[ ]%
Distribution and Servicing Fee(4)	0.50%	0.25%	None
Fees and Interest Payments on Borrowed Funds(5)	[ ]%	[ ]%	[ ]%
Other Expenses(5)	[ ]%	[ ]%	[ ]%
Acquired Fund Fees and Expenses(5)	[ ]%	[ ]%	[ ]%
Total Annual Expenses	[ ]%	[ ]%	[ ]%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(6)(7)	[ ]%	[ ]%	[ ]%
Net Annual Expenses(6)	[ ]%	[ ]%	[ ]%

(1)	Investors in [Class A] Shares may be charged a sales charge of up to [3.00]% of the subscription amount.

(2)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(3)	For its provision of advisory services to the Fund, the Investment Adviser receives an annual Management Fee, payable monthly in arrears, equal to [ ]% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund. The Investment Adviser pays the Sub-Advisers from the Management Fee that it receives from the Fund.

(4)	[The Fund has applied to the SEC for exemptive relief to offer multiple classes of shares and to adopt a distribution and service plan (“[Distribution and Service Plan]”) for [Class A] and [Class R] Shares. There can be no assurance the SEC will grant such relief to the Fund. Under the [Distribution and Service] Plan, the Fund would be permitted to pay as compensation up to 0.50% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to [Class A] Shares and [Class R] Shares, respectively (the “[Distribution and Servicing Fee]”) to the Fund’s distributor or other qualified recipients under the [Distribution and Service Plan]. Payment of the [Distribution and Servicing Fee] will be governed by the [Distribution and Service Plan] for [Class A] Shares and [Class R] Shares, which, pursuant to the conditions of an exemptive order expected to be issued by the SEC, will be adopted by the Fund with respect to [Class A] Shares and [Class R] Shares in compliance with Rule 12b-1 under the Investment Company Act. [Institutional Class] Shares are not subject to the [Distribution and Servicing Fee]. See “[DISTRIBUTION AND SERVICE PLAN].”]

(5)	Fees and Interest Payments on Borrowed Funds, “Other Expenses” (as defined below), and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year.

(6)	The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [ ]% of the average daily net assets of the [Class A] Shares, [Class R] Shares and [Institutional Class] Shares (the “Expense Limit”) for an initial term ending [ ]. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [ ]% for the [Class A] Shares, [Class R] Shares and [Institutional Class] Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the Expense Limit at the time of the recoupment.

(7)	The Investment Adviser has contractually agreed to waive a portion of its management fee until the earlier of (i) [Date] or (ii) the date on which the gross proceeds that have been received by the Fund from investors, in aggregate, exceed $[ ] (the “Investment Management Fee Waiver Period”). The Investment Adviser’s Investment Management Fee during the Investment Management Fee Waiver Period (giving effect to the waiver) is equal to [ ] percent of the Fund’s average daily net assets. The Investment Adviser’s contractual Investment Management Fee, without giving effect to this waiver, is equal to [ ] percent of the Fund’s average daily net assets. The fee table assumes that the gross proceeds received by the Fund from investors will not exceed $[ ] million prior to [Date].

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

[Class A] Shares

You Would Pay the Following Expenses Based on the Imposition of the [3.00]% Sales Charge, a 0.50% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$[ ]	$[ ]	$[ ]	$[ ]

[Class R] Shares

You Would Pay the Following Expenses Based on the Imposition of a 0.25% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$[ ]	$[ ]	$[ ]	$[ ]

[Institutional Class] Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$[ ]	$[ ]	$[ ]	$[ ]

The example is based on the annual fees and expenses of [Class A] Shares, [Class R] Shares, and [Institutional Class] Shares set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and has no performance history as of the date of this Prospectus. Therefore, there is no financial history for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Adviser), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objectives and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objectives during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek long-term growth through capital appreciation. Income is a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved, and you could lose all your investment in the Fund. Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies and techniques without Shareholder approval.

The Fund’s investment objectives are not fundamental and may be changed by a vote of the Fund’s Board without Shareholder approval. Other policies and investment strategies may also be changed without a Shareholder vote. Fundamental investment restrictions contained in the SAI may not be changed without Shareholder approval. For more information about the Fund’s fundamental investment restrictions, please see page 1 of the SAI.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

The Investment Adviser seeks to achieve the Fund’s investment objectives by managing a portion of the Fund’s assets directly and by delegating the management of a portion of Fund assets to the Sub-Advisers. The Investment Adviser maintains primary responsibility for allocating Fund assets to the Sub-Advisers and from time to time will select and determine the percentage of Fund assets to allocate to the Sub-Advisers. While the Investment Adviser delegates a portion of the day-to-day management of the Fund’s assets to the Sub-Advisers, the Investment Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Investment Adviser may, from time to time, re-allocate the Fund’s assets among itself and the Sub-Advisers.

Under normal market conditions, the Fund seeks to achieve its investment objectives by allocating at least 80% of its net assets (plus the amount of any borrowings for investment purposes) to U.S. and non-U.S. public and private real asset related investments in the following real asset classes: (i) infrastructure, (ii) timberland, (iii) agriculture/farmland and (iv) real estate. More specifically, these real asset related investments may include [(i) public equity investments, including, common stock, preferred stock, warrants, debt, sub debt, PIPEs and/or other financial instruments, (ii) direct investments or investments in portfolio funds and (iii) direct investments in private companies, private funds, including private REITs, Sub-REITs, separate accounts, co-investments and/or Private Funds. The Fund will also invest up to 20% of its total assets in [yield generating investments may take the form of all types of floating rate investments, including (without limitation) floating rate loans, MBS’s, ABS’s, other floating rate debt securities, money market securities of all types, repurchase agreements, as well as mutual funds (including money market funds) and ETFs which invest in floating rate investments].

Public Equity Investments

The Fund seeks to achieve its investment objectives via asset allocations to large institutional managers and boutique, emerging managers, including those at the forefront of climate science and climate investing. The Fund’s primary public equity strategy will focus on acquiring positions in public companies with robust financial metrics, sophisticated environmental, social and governance (“ESG”) capabilities and true intentionality.

Real Asset Investments

1.	Timberland. Timberland investments involve the acquisition and management of forest assets for the purpose of producing a financial return. The two main subclasses of investments relating to timberland are tree farms and managed natural forests. Timberland investments can provide revenue generation from multiple sources, including harvesting, leasing and usage fees. Additionally, they provide potential for appreciation on both the value of the underlying land purchased, as well as the value of the timber on that land. The Fund’s timberland investments typically will be made through allocations to Sub-Advisers via separate accounts and private funds. See “PRINCIPAL RISK FACTORS—Timberland Risk.”

2.	Agriculture and Farmland. Agriculture and farmland investments may consist of direct investments in rural land, water rights attached to rural land, and crop and livestock assets that produce food, fiber, and energy. Agriculture/farmland investments focus on the productive capacity of the land base, and returns are often dependent on the biological growth of crops and livestock, as well as appreciation of land and related assets. Agriculture/farmland investments are typically classified into three general categories: (i) row crop investments, which include annual crops such as corn, soybeans, cotton, wheat and rice; (ii) permanent crop investments, which include perennial crops such as fruit and nut, which have both pre-productive and mature periods; and (iii) livestock investments, which include land leased to local operators for grazing or direct livestock ownership and operation. Sources of return typically include an income component from leasing fees, land prices and the price of the underlying commodities. The Fund’s investment strategy will focus on portfolio investments targeting returns from leasing fees and land values. Agriculture/ farmland investments typically will be made be made through allocations to Sub-Advisers via separate accounts and private funds.

3.	Infrastructure. Infrastructure assets provide essential facilities and services supporting economic productivity. Such assets may include, among others, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports and railway lines), communications assets (including broadcast and wireless towers, data centers, and satellite networks), supply chain infrastructure assets (such as cold storage facilities, truck terminals, and intermodal facilities), and social infrastructure (including schools, hospitals, prisons and courthouses). In identifying infrastructure investments for the Fund, the Investment Adviser seeks assets that feature, among other characteristics: (i) stable and predictable income and cash flow with low return correlations to traditional asset classes such as public equities and fixed income; (ii) inelastic demand for their use as essential assets for a functioning society; (iii) minimal operating risk; and (iv) monopolistic characteristics with high barriers to entry. The infrastructure investments typically will be made through private funds, separate accounts, co-investments, and/or public companies that invest in and/or operate such assets. Infrastructure investments typically will be made be made through allocations to Sub-Advisers via separate accounts and private funds.

4.	Real Estate. Real estate investments include investments in a piece of land and any buildings or features attached to that land.

Investment Guidelines

The Fund will adhere to the following investment criteria:

1.	Investment Types.

●	Public equity investments may take the form of common stock, preferred stock, warrants, debt, sub debt, PIPEs and/or other financial instruments.

●	Private equity investments may take the form of direct investments or investments in portfolio funds. The Fund’s investments in portfolio funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets.

●	Yield generating investments may take the form of all types of floating rate investments, including (without limitation) floating rate loans, mortgage-backed securities, asset-backed securities, other floating rate debt securities, money market securities of all types, repurchase agreements, as well as mutual funds (including money market funds) and exchange-traded funds (“ETFs”) which invest in floating rate investments.

●	Real asset related investments may be made through Private Funds (including private REITs), sub-REITs, separate accounts, direct investments in private companies that invest in and/or operate such assets, co-investments and/or public companies that invest in and/or operate such assets.

2.	Investment Concentration Limit.

The Fund will invest no more than 5% of its net assets in any one Private Fund and will not own more than 3% outstanding shares of any one Private Fund.

3.	General Interpretation.

The Investment Adviser will use commercially reasonable efforts to assure that each investment, and the Fund’s overall portfolio adhere to this investment strategy. At the same time, the investment strategy recognizes and reserves to the Investment Adviser sufficient discretion to give reasonable and sensible interpretation of the investment strategy so that the Fund can appropriately and promptly respond to changes in market conditions and significant investment opportunities that may not lie squarely within the Investment Guidelines.

While the Fund is not constrained to allocate its investments among the real asset classes according to specific ranges, under normal circumstances the Investment Adviser expects the Fund’s assets to be allocated to each asset class within the allocation ranges set forth in the table below. Actual allocations may vary at any time and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment opportunities, investment outlook, market movements, cash flows into or out of the Fund and other factors.

Real Asset Class Investments (Debt and Equity)
Private Infrastructure	10-40%
Private Timberland	10-40%
Private Agriculture/Farmland	10-40%
Private Real Estate	5-30%
Public Real Asset Securities	20-40%

The Investment Adviser allocates a portion of the Fund’s assets to the Sub-Advisers.

[Description of Sub-Adviser Strategy to be provided]

During temporary defensive periods, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives. The Investment Adviser may choose not to take such temporary defensive positions, even in very adverse or volatile conditions.

The Fund and Investment Adviser intend to apply to the SEC for exemptive relief from the provisions of section 17(d) of the Investment Company Act to invest in certain investment transactions alongside other funds managed by the Investment Adviser or certain of its affiliates, subject to certain conditions. Neither the Investment Adviser nor any Sub-Adviser will cause the Fund to engage in certain investments alongside affiliates unless the Fund and Investment Adviser, or the Sub-Adviser, as applicable, have received the exemptive order or unless such investments are not prohibited by Section 17(d) of the Investment Company Act. There can be no assurance when or if the SEC will grant the exemptive relief. Furthermore, even if the Fund and Investment Adviser, or Sub-Adviser, as applicable, obtain the exemptive relief, the Fund could still be limited in its ability to invest in certain investments in which the Investment Adviser or Sub-Adviser or any of their respective affiliates are investing or are invested.

Unless otherwise specified, the investment objectives, strategies, policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. The Fund’s investment objectives and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

USE OF LEVERAGE

The Fund currently intends to use leverage primarily for non-investment purposes, such as for financing the repurchase of its Shares or to otherwise provide the Fund with liquidity. In addition, the Private Funds and Sub-REITs in which the Fund invests may use leverage for investment purposes. Any leverage incurred at the Sub-REIT level is aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. Under the Investment Company Act, the Fund may utilize leverage through the issuance of Preferred Shares in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets (as further described below). The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings; however, the Fund’s leverage will not exceed the limitations set forth under the Investment Company Act. The Fund does not anticipate issuing Preferred Shares or use leverage for investment purposes during its first year of operations.

If and when the Fund, a Private Fund, Sub-REIT or other investment of the Fund employs leverage, there is no assurance that such leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the underlying investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. Leveraging is a speculative technique and there are special risks and costs involved. To the extent the Fund uses leverage and invests in other investments that also use leverage, the risks associated with leverage will be further magnified, potentially significantly. See “PRINCIPAL RISK FACTORS—Leverage Risk.”

The Fund’s Borrowings (if any) may be at a fixed or floating rate and generally will be based upon short-term rates. The cost associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee. In addition, the Borrowings in which the Fund may incur may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the Investment Company Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund.

The Fund may enter into derivatives or other transactions that may provide leverage (other than through Borrowings or the issuance of Preferred Shares). The Fund is required to comply with Rule 18f-4, which imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the Investment Company Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund will adopt procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent asset coverage and related requirements than were previously imposed by the Investment Company Act. See “PRINCIPAL RISK FACTORS—Legislation and Regulatory Risk.”

The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act, as described below. It is not anticipated that these covenants or guidelines will impede the Investment Adviser or Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The leverage utilized by the Fund would have complete priority upon distribution of assets over the Shares.

Under the requirements of the Investment Company Act, the Fund, immediately after any Borrowing, must have an “asset coverage” of at least 300% (33-1/3% of total assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Also under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the Shareholders. Further, the Investment Company Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. If the Fund has Preferred Shares outstanding, two of the Fund’s trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, the holders of the Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage

Assuming the use of leverage in the amount of [    ]% of the Fund’s total assets and an annual interest rate on leverage of [    ]% payable on such leverage based on estimated market interest rates as of the date of this Prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is [    ]%. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage maybe higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately [    ]% of the Fund’s assets after such issuance and the Fund’s currently projected annual interest rate of [    ]%. See “PRINCIPAL RISK FACTORS—Leverage Risk.” The table does not reflect any offering costs of Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Total return is composed of two elements—the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objectives will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. Below is a list of the principal risks of investing in the Fund. Different risks may be more significant at different times, depending on market conditions.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

Investment and Market Risk

An investment in the Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Accordingly, an investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

General Economic and Market Conditions

The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in it suffering losses.

Recent Market Circumstances

The Fund (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events on the U.S. and world economies, the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named “SARS-CoV-2” (sometimes referred to as the “coronavirus” and abbreviated as “COVID-19”) has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could significantly and adversely affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. Although vaccines for COVID-19 are available, the pace of recovery may vary from market to market and the impact may be short term or may last for an extended period of time. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Government Intervention in Financial Markets Risk

The instability in the financial markets in the recent past led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Current market conditions could lead to further such actions. See “—Recent Market Circumstances.” U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Real Estate Risk

The value of public and/or private equity and debt investments and other obligations relating to real assets and/or real estate-related companies and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals generally and, in the United States in particular, will have an adverse effect on the performance of the Fund’s investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, acts of war or terrorism, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Certain significant expenditures associated with real estate (such as real estate taxes, maintenance costs and, where applicable, mortgage payments) have no relationship with, and thus do not diminish in proportion to, a reduction in income from the property.

Investments in real estate debt involve many unique risks. For example, debt instruments may be ‘‘non-recourse’’ loans where the sole recourse for the repayment will be the underlying real estate-related asset. As a result, the ability of obligors to make payments is dependent upon the underlying real estate related asset rather than upon the existence of independent income or assets of such obligors or any parent guarantees. The real estate debt securities and instruments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in obligors of such securities or loans repaying principal earlier than expected, resulting in a lower return to the Fund than projected (even taking into consideration any make-whole or similar feature). In addition, certain of the debt securities and instruments may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time.

Infrastructure Risk

General. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund. In many cases, the rates, or the fees charged to end users, that are charged by infrastructure assets are determined by regulators, concession agreements with governments and long-term contracts. Owners of such assets in many cases have the ability to increase such rates or fees in connection with inflation, economic growth, or otherwise. Many of these factors could cause the value of infrastructure investments to decline and negatively affect the Fund’s returns.

Regulatory Risks. Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of infrastructure assets. The institution and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value of the Fund. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses often provide basic, everyday services and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments. Such regulations could result in increased expenses and lower income for infrastructure companies, which would adversely affect the Fund's value. Many of the infrastructure investments may be subject to varying degrees of statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for a project entity, issuer, or Private Fund, loss of such rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments. Where an issuer’s or Private Fund’s ability to operate a business is subject to a concession or lease from the government, the concession or lease may restrict its ability to operate the business in a way that maximizes cash flows and profitability. The impact of these requirements on an issuer or Private Fund, and therefore on the Fund, may be complicated by the fact that Private Funds may operate in multiple jurisdictions.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investment and on the Fund’s ability to meet its investment objective.

Operating and Technical Risks. Infrastructure investments may be subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated. An operating failure may lead to loss of a license, concession or contract on which an investment may depend.

The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in acquired infrastructure assets may adversely affect the financial returns of the Fund.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk. This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

Government Contract Risk. To the extent that the Fund gains exposure to assets that are governed by concession agreements with governmental authorities (whether at the national, state, local, district or other level), there is a risk that these authorities may not be able to or may choose not to honor their obligations under such agreement, especially over the long term.

Government leases or concessions may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation. In addition, government counterparties also may have the discretion to change or increase regulation of an issuer’s or Private Fund’s operations, or implement laws or regulations affecting such issuer’s or fund’s operations, separate from any contractual rights they may have. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments.

Capital Expenditures. There is a risk that unforeseen factors may require capital expenditures in excess of forecasts and a risk that new or additional regulatory requirements, safety requirements or issues related to asset quality and integrity may result in the need for additional capital expenditure for refurbishment, reinforcement or replacement of infrastructure assets.

Demand and User Risk. The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Any reduction in demand and/or the number of users may negatively impact the profitability of the infrastructure investment. Demand for infrastructure assets may be subject to seasonal variations leading to increased or reduced revenues and profitability at various times during the year, which could affect the short term returns to the Fund.

Lack of Liquidity of Infrastructure Assets. Although infrastructure investments may generate some current income, they are expected to be generally illiquid. In addition, public sentiment and political pressures may affect the ability of the Fund to sell one or more of its infrastructure investments. As a result, it may be difficult from time to time for such fund to realize, sell or dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized. Although some infrastructure investments may generate operating income, the full return of capital and the realization of gains, if any, will generally occur only upon the partial or complete disposal of such an investment. Additionally, income from some infrastructure investments will not be realized until a number of years after they are made.

The Fund may hold, or have exposure to, securities or other instruments issued in conjunction with the financing of an infrastructure investment. Such securities and instruments are generally not publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Considerable delay in resale could be encountered in either case and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unlisted securities or instruments, and at times might make disposition of such securities and instruments impossible.

Litigation Risk. Infrastructure assets are often governed by a complex series of legal documents and contracts. As a result, the risks of a dispute over interpretation or enforceability of the documentation and consequent costs and delays may be higher than for other investments. In addition, a Private Fund may be subject to claims by third parties (either public or private), including environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third party losses related to disruption of the provision of infrastructure services by an infrastructure provider. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the infrastructure investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the Fund.

Project Finance. Some infrastructure investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors, usually without recourse to a project sponsor. Such risk can include many, if not all of the risks discussed in this “Risk Factors” section. An issuer or Private Fund may also invest in some projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.

Through-put Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Follow-On Investments. An infrastructure investor may be called upon to provide additional funding for an infrastructure investment or have the opportunity to increase such an investment. There can be no assurance that an issuer or Private Fund in which the Fund invests will wish to make follow-on investments or that it will have sufficient funds to do so. Similarly, co-investors may decline to fund their pro rata share of any such follow-on investments. Any decision by an issuer or Private Fund or a co-investor not to make a follow-on investment or their inability to make them may have a substantial negative impact on such an infrastructure investment in need of further investment or may diminish the issuer or Private Fund’s ability to influence the investments future development.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.  Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Timberland Risk

General. The timber and forestry industry is highly cyclical and the market value of companies engaged in the ownership, management or upstream supply chain of forests and timberlands is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters, fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding and other events. Climate conditions could intensify the effects of any of these factors. Many companies in the timber and forestry industry do not insure against damages to their timberlands. Companies in this industry are also subject to stringent federal, state and local environmental, health and safety laws and regulations.

Real Estate Risk. Investments in timberland and timberland-related companies are subject to risks related to investments in real estate. See “—Real Estate Risk.”

Volatility Risk. Public companies and the private funds, portfolio funds, REITs, and Sub-REITs (“Portfolio Investment Vehicles”) and other investors that invest in timberland and timber-related assets will have operating revenues that are dependent on prevailing market prices for wood products, which can fluctuate over time. Prevailing wood product prices are affected by changes in supply and demand, especially within a particular geographic area. Decreases in demand, increases in supply, or both, may reduce timber prices, which in turn may reduce an issuer’s or a Portfolio Investment Vehicle’s revenues and adversely affect an issuer’s or a Portfolio Investment Vehicle’s ability to make distributions, which may negatively affect the Fund’s returns.

The industries that use these various wood products drive the demand for them. Each market prices the product independently from the other markets. It is possible that all markets could deteriorate simultaneously, and negatively affect the ability of an issuer or a Portfolio Investment Vehicles to make distributions, which in turn may negatively affect the Fund’s returns.

The demand for most pine saw timber depends on the level of construction, repair and remodeling activity occurring in the general economy. Interest rates and other local, national and international economic conditions affect the level of construction, repair and remodeling activity. A slowdown in construction and/or remodeling is likely to reduce demand for an issuer’s or Portfolio Investment Vehicle’s timber, which may reduce an issuer’s or Portfolio Investment Vehicle’s revenues, and, in turn, negatively affect the Fund. Wood substitutes and lower quality wood products may increasingly compete with higher quality sawtimber, which could also reduce demand for timber.

Demand for pulpwood is affected by the general level of economic activity. Pulp mill output is primarily sold to large retail sellers of paper products. In the event of a decline in paper usage, these retailers may reduce their demand on pulp mills, and the market for an issuer’s or Portfolio Investment Vehicle’s pulpwood could be adversely affected. Additionally, if paper recycling were to become more widely practiced, reduced demand for new paper made from an issuer’s or Portfolio Investment Vehicle’s pulpwood could result.

The number of timber sellers and the volume of timber available for sale determine the supply of timber. Historically, increases in timber prices have caused owners of timberlands to increase their timber cutting. An increase in supply may partly offset price increases.

Trade Policy Risk. Changes in foreign or United States trade policies, including but not limited to tariffs or trading agreements with other countries affecting the cost of imported lumber, could negatively affect the market for an issuer’s or Portfolio Investment Vehicle’s timber. Long-term oversupply sourced from any foreign timber suppliers could negatively affect the value of the timberland investments of an issuer or Portfolio Investment Vehicle upon their disposition.

Demand Risk. Demand for saw logs and pulpwood is affected by various factors in the world economy, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending. Adverse conditions in the larger economy may result in lower investment in any or all of the markets in which an issuer or Portfolio Investment Vehicle intends to sell its timber.

Competition Risk. The timberlands business is large and competitive. Competitive factors generally include price, species and grade, proximity to wood consuming facilities, ability to meet delivery requirements, availability of substitute products, and supply and demand in the relevant market area. Identifying attractive timberland investments is difficult and involves a high degree of uncertainty. There can be no assurance that Portfolio Investment Vehicles will be able to acquire timberlands or that the Fund will be able to fully invest its committed capital within an applicable the commitment period. In addition, timber is subject to increasing competition from a variety of non-wood products. The Portfolio Investment Vehicles will compete with numerous private industrial and non-industrial land and timber owners in the United States. In addition, during the term of an investment, the Portfolio Investment Vehicles may experience increasing competition from currently underutilized sources of supply and underutilized species of wood.

Regulatory Risk. Timberland operations are subject to numerous federal, state and local laws and regulations, including those relating to the environment, endangered species, forestry activities, and health and safety. The laws and regulations intended to protect threatened and endangered species, and other environmental laws and regulations, are stringent and could become more so in the future. A number of species indigenous to timberlands, such as the red cockaded woodpecker and the bald eagle, have been and in the future may be protected under the federal Endangered Species Act and similar state laws. The presence of protected species on or near an investment property may restrict timber harvesting, road building and other activities. The manager of an issuer or Portfolio Investment Vehicle will have operations that are also subject to specialized statutes and regulations governing forestry operations, and to other environmental laws, some of which may in the future restrict harvesting, road building and other activities. There can be no assurance that current and future laws and regulations will not cause such asset manager and the issuer or Portfolio Investment Vehicle to incur significant costs, damages, penalties and liabilities, or that they will not materially and adversely affect harvesting operations on such investment properties.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investments and on the Fund’s ability to meet its investment objectives.

Natural Disasters. Natural causes such as fire, insect infestation, bad weather, global climate shifts and other causes beyond the control of the asset manager of an issuer or Portfolio Investment Vehicle and such issuer or Portfolio Investment Vehicle may have an impact on the timing of harvests, or reduce the volume and value of timber harvested from the issuer’s or Portfolio Investment Vehicle’s timberlands. This in turn may adversely affect the issuer’s or Portfolio Investment Vehicle’s operations and financial condition. For example, infestation by the southern pine beetle could necessitate the early harvesting of affected trees. Extreme drought conditions could reduce the survival rate of trees planted within a year of the drought conditions. Ice storms and hurricanes could necessitate the early or unplanned harvesting of affected trees. Prolonged periods of adverse weather could negatively affect the quality of the timber produced, negatively affecting the value of both the harvest and the residual value of an issuer’s or Portfolio Investment Vehicle’s timberland. It is consistent with normal industry practices for an issuer or Portfolio Investment Vehicle not to maintain insurance for any loss to its timber from natural disasters or other similar causes, but an asset manager of an issuer or Portfolio Investment Vehicle may periodically review the costs and benefits of insurance products for portfolio timberlands.

Cyclical Fluctuations Risk. Prices for standing timber have been, and in the future can be expected to be, subject to sharp, cyclical fluctuations. Accordingly, there can be no assurance the market value of timber will in the future be equal to or higher than the value currently prevailing, nor can there be any assurance that the historical long-term profitability of timberlands can be maintained.

Agriculture/Farmland-Related Companies Risk

General. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an issuer or Portfolio Investment Vehicle. Many of these risks could cause the value of agriculture/farmland investments to decline and negatively affect the Fund’s returns.

Real Estate Risk. Investments in agriculture/farmland and agriculture farmland-related companies are subject to risks related to investments in real estate. See “—Real Estate Risk.”

Capital Expenditures. An issuer or Portfolio Investment Vehicle expects to provide good faith projections of the capital needs of its agriculture/farmland investments, however, there can be no assurance that the capital needs of any investments from time to time will not exceed such estimates or that a property will generate sufficient cash flow to cover its capital needs.

Lack of Liquidity for Agriculture/Farmland Investments. Generally, real estate assets such as the agriculture/farmland investments expected to be made by an issuer or Portfolio Investment Vehicle are illiquid in nature. The ability of an issuer or Portfolio Investment Vehicle to vary its investments in response to changes in economic and other conditions will be limited. There is risk that an issuer or Portfolio Investment Vehicle will be unable to realize its investment objectives through sale or disposition of a property at an attractive price or within any given period of time or will otherwise be unable to complete any exit strategy. In particular, these risks could arise from absence of an established market for a property, changes in the financial condition or prospects of prospective purchasers, changes in national or international economic conditions, and changes in laws, regulations or fiscal policies of jurisdictions in which the property is located. Furthermore, in some cases, an issuer or Portfolio Investment Vehicle may have certain contractual obligations to tenants or joint venture partners in connection with a sale or disposition that may limit or prohibit the ability to complete an exit strategy in a timely fashion. Any of the foregoing factors could limit the ability of an issuer or Portfolio Investment Vehicle to vary its investments rapidly in response to changes in economic and other conditions, which may negatively impact the Fund’s returns.

Environmental Risks. Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances or petroleum products on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. In addition, the presence of, or the failure to properly remediate, such substances may adversely affect the owner’s ability to borrow using such real property as collateral or to sell such property. In connection with the ownership (direct or indirect), management and development of agriculture/farmland property, an issuer or Portfolio Investment Vehicle could be considered an owner or operator of the property and may be liable for removal or remediation costs, as well as certain other potential costs relating to such hazardous or toxic substances or petroleum products.

In particular, investors should be aware that commercial agriculture operators typically utilize fertilizers, pesticides, herbicides and other chemicals, and that an issuer or Portfolio Investment Vehicle will invest in properties where such materials have been used and lease such properties to operators who will use such materials.

Although such an issuer’s or Portfolio Investment Vehicle properties are subject to environmental assessments, no assurances can be given that the environmental assessments reveal all environmental liabilities, or that an issuer or Portfolio Investment Vehicle has established adequate reserves for such liabilities, or that no prior owners created any environmental condition not disclosed in the environmental assessment for such property.

Uninsured Losses. Issuers or Portfolio Investment Vehicles may seek to maintain insurance coverage against liability to third parties for injury and property damage relating the agriculture/farmland investments held by such issuer or Portfolio Investment Vehicle to in amounts commercially reasonable. However, the actual premiums and deductibles payable by an issuer or Portfolio Investment Vehicle may be substantially different than the premiums and deductibles such issuer or Portfolio Investment Vehicle may have projected for premiums and deductibles. Insurance against certain risks, such as earthquakes, floods, windstorms, biological agents or damage by terrorism, may be commercially unavailable, available in amounts that are less than the full market value or replacement cost of investment properties, subject to a large deductible or not economically insurable. In addition, there can be no assurance that the particular risks that are currently insurable will continue to be insurable on an economic basis. There is no guarantee that any insurer will pay the full amount of any claim, that the insurer will not dispute or refuse to pay on any claim of loss or that the insurer will be solvent or financially able to pay any claim, especially in the case of a catastrophic loss in one geographical area. Additionally, all of the properties owned by an issuer or Portfolio Investment Vehicle may be at risk in the event of an uninsured liability to third parties.

Litigation Risk. The acquisition, ownership and disposition of agriculture/farmland carries certain specific litigation risks. Litigation may be commenced with respect to a property acquired by an issuer or Portfolio Investment Vehicle in relation to activities that took place prior to such issuer’s or Portfolio Investment Vehicle’s acquisition of such property, or in relation to the prior owner of the property. In addition, at the time of disposition of an individual property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such potential buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosure made, if such buyer is passed over in favor of another as part of an issuer or Portfolio Investment Vehicle’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue an issuer or Portfolio Investment Vehicle under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

Environmental, Social and Governance Investing Risk

ESG investing risk is the risk stemming from the sustainability factors that the Investment Adviser may consider in constructing the Fund’s portfolio. This practice may cause the Fund to forego certain investment opportunities. The Fund’s investment results may be lower than other funds that do not utilize ESG information as part of their investment processes. In addition, ESG data produced by a third-party service provider, upon which the Investment Adviser may rely, may be incomplete, inaccurate or generated using inconsistent methodologies. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process.

Debt Securities and Related Investments Risk

In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Extension Risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or Shares or other equity securities.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Limited Voting Rights. Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

Prepayment/Reinvestment Risk. Many types of debt securities, including debt related to real assets, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as high a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to Shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels , NAV and/or overall return of the Shares.

REIT Risk

Investments in REITs, including the Sub-REITs, are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the Investment Company Act, failure to satisfy the requirements of the Code for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

Mortgage-Backed Securities Risk

Mortgage-Backed Securities (“MBS”) represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment risk, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either commercial MBS ("CMBS") or residential MBS ("RMBS"), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family MBS. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Credit Risk

Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund or a Portfolio Investment Vehicle when they are due. If an investment’s issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund or a Portfolio Investment Vehicle, the Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect an instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund or a Portfolio Investment Vehicle has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.

Below investment grade securities are securities rated below “BBB–” by S&P or Fitch, or below “Baa3” by Moody’s, or comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or a Portfolio Investment Vehicle, thereby reducing the value of the Shares. In addition, default may cause the Fund or a Portfolio Investment Vehicle to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or a Portfolio Investment Vehicle may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Adviser’s, Sub-Advisers’ or a Portfolio Investment Vehicle’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund or a Portfolio Investment Vehicle to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund or a Portfolio Investment Vehicle as a holder of such distressed securities may not be clear.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers. See “—Recent Market Circumstances.”

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s or a Portfolio Investment Vehicle’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund or a Portfolio Investment Vehicle could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV. See “—Liquidity Risk.”

Active Management Risk

Identifying the appropriate third-party managers of a Fund investment (“Managers”) is difficult and involves a high degree of uncertainty. The performance of the Fund depends in large part upon the ability of the Investment Adviser and Sub-Advisers to choose successful Managers and upon its ability to develop and implement investment strategies that achieve the Fund’s investment objectives. Although the Investment Adviser and Sub-Adviser monitor the Managers, it is possible that one or more Portfolio Investment Vehicles may take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund’s investment goals. In addition, the Managers may make investment decisions that conflict with each other; for example, at any particular time, a private fund or REIT may be purchasing shares of an issuer whose shares are being sold by another private fund or REIT. Consequently, the Fund indirectly could incur transaction costs without accomplishing any net investment result.

Furthermore, the Managers have varying levels of experience – some may be newly organized and have no, or limited, operating histories. Although the Investment Adviser and Sub-Advisers receive detailed information from each Manager regarding its historical performance and investment strategy, there may be some information that the Investment Adviser and Sub-Advisers cannot independently verify. In addition, a particular Manager’s past successful performance is not necessarily an indication of such Manager’s future performance. There can be no assurance that the Investment Adviser’s and a Sub-Adviser's assessments of Managers will prove accurate or that the Fund will achieve its investment objectives.

In addition, the Managers are subject to various risks, including risks relating to operations and back-office functions, property management, accounting, administration, risk management, valuation services and reporting. The Managers may also face competition from other industry participates that may be more established, have larger asset bases and have larger numbers of qualified management and technical personnel. Additionally, the investment strategies pursued by certain Managers may evolve over time, which may limit the Investment Adviser’s and a Sub-Adviser's ability to assess a Manager’s ability to achieve its long-term investment objectives.

While the Investment Adviser and Sub-Advisers will regularly evaluate each investment and its Manager to determine whether their respective investment programs are consistent with the Fund’s investment objectives and whether the investment performance is satisfactory, it will not have any control over the investments made by a Private Fund or REIT. The Investment Adviser’s and a Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, or investment strategy may prove to be incorrect, and may cause the Fund to incur losses.

Even though private funds and REITs are subject to certain constraints, the Managers may change aspects of their investment strategies without prior notice to the Fund. The Managers may do so at any time (for example, such change may occur immediately after providing the Investment Adviser and Sub-Advisers with the quarterly unaudited financial information for the private fund). The Investment Adviser and Sub-Adviser may reallocate the Fund’s investments among the Portfolio Investment Vehicles, but the Investment Adviser’s and Sub-Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the private funds or REITs. The Fund’s investments in certain Private Funds and REITs may be subject to lock-up periods, during which the Fund may not withdraw its investment. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should a private funds or REIT fail to effect portfolio changes consistent with such market changes and the demands of the Investment Adviser and Sub-Advisers. Such withdrawal limitations may also restrict the Investment Adviser’s and a Sub-Adviser's ability to terminate investments in private funds that are poorly performing or have otherwise had adverse changes. The Investment Adviser and Sub-Advisers will engage in due diligence in an effort to ensure that the Fund’s assets are invested in Private Funds and REITs that provide reports that will enable them to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations, and liabilities; however, there is no assurance that such efforts will necessarily detect fraud, malfeasance, inadequate back office systems, or other flaws or problems with respect to the Private Funds’ or REIT’s operations and activities. The Investment Adviser and Sub-Advisers will be dependent on information provided by the Private Funds and REITs, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Investment Adviser’s and Sub-Advisers’ ability to manage the Fund’s investment portfolio in accordance with its investment objectives. By investing in the Fund, a Shareholder will not be deemed to be an investor in any Private Funds or REIT and will not have the ability to exercise any rights attributable to an investor in any such investment.

Conflicts of interest may arise from the fact that the Investment Adviser, Sub-Advisers, the Managers and their affiliates may be carrying on substantial investment activities for other clients in which the Fund has no interest. The Investment Adviser, Sub-Advisers and the Managers, and their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, “Advisor Clients”) other than the Fund, which could compete for the same investment opportunities as the Fund. In addition, the Investment Adviser, Sub-Advisers, and the Managers and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in private investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. The Investment Adviser, Sub-Advisers and the Managers and their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Advisor Client or for themselves or their officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Investment Adviser, Sub-Advisers and the Managers and/or their respective affiliates or Advisor Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Investment Adviser, Sub-Advisers and the Managers and their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.

Furthermore, the officers or employees of the Investment Adviser and Sub-Advisers will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Advisor Clients. The Investment Adviser, Sub-Advisers and the Managers managing and their respective officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

Personnel of the Investment Adviser and Sub-Advisers may also periodically discuss investment research and due diligence with portfolio managers and other senior personnel of the Managers and/or their respective affiliates. Investment decisions for the Fund are made independently from those of Advisor Clients. If, however, the Fund desires to invest in, or withdraw from, the same Private Fund or REIT as an Advisor Client, the opportunity will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Advisor Clients, in all available investments. In some cases, investments for Advisor Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, the Investment Adviser, Sub-Advisers and the Managers and/or their respective affiliates or Advisor Clients may also have an interest in an account or investment vehicle managed by, or enter into relationships with, a sub-adviser or its affiliates on terms different, and potentially more favorable, than an interest in the Fund, which may adversely affect the amount the Fund will be able to invest in a Private Fund or REIT. In other cases, the Fund may invest in a manner opposite to that of Advisor Clients (i.e., the Fund buying an investment when Advisor Clients are selling, and vice-versa). Additionally, because any selling agents or their affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Managers or their affiliates, including the Private Funds and REITs, and receive compensation for providing these services, these relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility. In addition, the Fund is subject to certain limitations relating to joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside other Advisor Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. Managers may also receive research products and services in connection with the brokerage services that the Investment Adviser, Sub-Adviser and the Managers managing Private Funds and REITs, any sub-advisers, and their respective affiliates may provide from time to time to one or more Manager accounts or to the Fund.

Leverage Risk

Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Investors in the Fund should consider the various risks of leverage, including, without limitation, the risks described below. There is no assurance that a leveraging strategy would be successful.

Leverage involves risks and special considerations for Shareholders including:

●	the likelihood of greater volatility of NAV of the Shares, and of the investment return to Shareholders, than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the Shareholders;

●	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

●	the potential for an increase in operating costs, which may reduce the Fund’s total return;

●	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time; and

●	In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use leverage if the Investment Adviser expects that the benefits to the Shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act. In addition, borrowings by the Fund may be made on a secured basis. The Fund’s Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Fund’s Custodian, to liquidate the Fund’s assets, which may include redemption of the Fund’s investments in underlying Private Funds or REITs, without consideration of whether doing so would be in the best interests of the Fund’s Shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s Shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Interest or other expenses payable by the Fund with respect to its borrowings generally will be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund (including interest expenses on borrowings) could exceed the rate of return on the investments held by the Fund, thereby reducing return to Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Shareholders and will reduce the investment return of the Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Shares, and it may result in losses.

In addition to any borrowing utilized by the Fund, the Portfolio Investment Vehicles in which the Fund invests may utilize leverage. The Portfolio Investment Vehicles may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing a Portfolio Investment Vehicle’s total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Portfolio Investment Vehicle will decrease. Additionally, any event which adversely affects the value of an investment by a Portfolio Investment Vehicle would be magnified to the extent such Portfolio Investment Vehicle is leveraged. Furthermore, because the Portfolio Investment Vehicles may themselves incur higher level of leverage than that which the Fund is permitted, the Fund could be effectively leveraged in an amount far greater than the limit imposed by the Investment Company Act.

In addition, the management fee payable to the Investment Adviser or a Sub-Adviser will be higher when the Fund uses leverage than when it does not use leverage. Because the Investment Adviser or Sub-Advisers may have a financial incentive to use leverage, there exists a potential conflict of interest in determining whether to use or increase the use of leverage for the Fund. The Fund may use or continue to use leverage when the Investment Adviser believes the benefits to Shareholders of maintaining the leveraged position likely will outweigh any current reduced return due to the costs of the leverage, but expects to reduce, modify or cease its leverage when the Investment Adviser believes the costs of the leverage likely will exceed the return provided from the investments made with the proceeds of the leverage.

The cumulative effect of the use of leverage by a Portfolio Investment Vehicles in a market that moves adversely to such a Portfolio Investment Vehicle’s investments could result in a substantial loss which would be greater than if the Portfolio Investment Vehicle were not leveraged.

Liquidity Risk

An investment in the Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange, if at all. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund will conduct quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.”

An investment in Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy, as defined herein). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Common Stock Risk

Common stock risk is the risk that the value of the common stock held by the Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors’ perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers. A drop in the stock market may depress the price of most or all of the common stock to which the Fund has investment exposure. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

The Fund may invest in common stock of companies of any market capitalization. Accordingly, the Fund may invest in common stock of companies having smaller market capitalizations. The common stock of these companies often have less liquidity than the common stock of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stock of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stock of larger companies.

Preferred Stock

Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer's financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

Illiquid Investment Risk

The Fund will invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Additionally, the Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals from Private Funds and REITs which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Private Funds and REITs permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Private Funds and REITs may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Private Fund may withdraw on any single withdrawal date, and (iii) the Private Funds’ and REITs’ portfolios may include investments that are difficult to value and that may only be able to be disposed of at substantial discounts or losses.

In addition, the Fund’s interests in the Private Funds and REITs are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Fund or REIT pursuant to limited withdrawal rights. Some Private Funds and REITs also may suspend the repurchase rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Overall, the types of restrictions on investments by the Private Funds and REITs affect the Fund’s ability to invest in, hold, vote the shares of, or sell the Private Funds and REITs. Furthermore, the Fund, upon its withdrawal of all or a portion of its interest in a Private Fund or REIT, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. In addition, the Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Fund may also invest directly in other private securities which it may not be able to sell at the Fund’s current carrying value for the securities.

Interval Fund Risk

The Fund is operated as an interval fund under Rule 23c-3 of the Investment Company Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.” Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased. If the number of Shares tendered for repurchase in any repurchase offer exceeds the number of Shares that the Fund has offered to repurchase, the Fund will repurchase Shares on a pro-rata basis or may, but is not required to, increase the number of Shares to be repurchased in an additional amount not to exceed 2.0% of the outstanding Shares of the Fund (subject to certain additional exceptions discussed below under “TENDER OFFERS/OFFERS TO REPURCHASE”).

Limited liquidity is provided to Shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the Shares outstanding nor more than 25% of the Shares outstanding on the Repurchase Request Deadline. The Repurchase Offer amount will be determined by the Board before each Repurchase Offer. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer. The Fund’s Repurchase Offers may be oversubscribed. In the event of oversubscription, the Fund may repurchase shares on a pro rata basis. Because of the potential for proration, some Shareholders might tender more shares than they wish to have repurchased in order to ensure the repurchase of specific number of Shares. Additionally, in certain instances such Repurchase Offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Trustees, as permitted by the Investment Company Act and other laws. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.”

Repurchase Policy Risk

Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Investment Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Investment Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Valuation Risk

The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s Portfolio Investment Vehicles and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Portfolio Investment Vehicles and other private securities are not publicly traded and the Fund will depend on appraisers, service providers and Managers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in a Private Fund or REIT, as provided by a Manager as of a specific date, or of a Sub-REIT provided by a property manager, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

For information about the value of the Fund’s investment in Private Funds or REITs, the Investment Adviser and Sub-Advisers will be dependent on information provided by the Private Funds and REITs, including quarterly unaudited financial statements which, if inaccurate, could adversely affect the Investment Adviser’s and a Sub-Adviser’s ability to value accurately the Fund’s Shares. The Investment Adviser and Sub-Advisers face conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Investment Adviser’s and a Sub-Adviser's compensation.

Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such valuations, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. In addition, investors would be adversely affected by higher fees payable to the Investment Adviser if the gross asset value of the Fund is overstated.

As a result, the NAV of the Fund, as determined based on the fair value of its investments in Private Funds and REITs, may vary from the amount the Fund would realize on the withdrawal of its investments from the Private Funds or REITs. This could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Private Fund or REIT, resulting in a dilution of the value of the Shares of Shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering Shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to Shareholders remaining in the Fund, but a shortfall to tendering Shareholders. The Investment Adviser will attempt to resolve any conflicts between valuations assigned by a Manager and fair value as determined by the Investment Adviser by seeking information from the Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund’s investment. Shareholders in the Fund have no individual right to receive information about the Private Funds or the Managers, will not be Shareholders in the Private Funds or REITs, and will have no rights with respect to or standing or recourse against the Private Funds, REITs, Managers or any of their respective affiliates. Further, the Distributor does not have any responsibility or obligation to verify the valuation determinations made for the Fund's investments, including valuation determinations with respect to the Private Funds or REITs. In no event is the Distributor responsible for any errors or inaccuracies with the Fund's NAV in connection with its distribution of the Fund's Shares or in connection with any other purpose.

Private Funds Risk

The Private Funds will not be subject to the Investment Company Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to the protections afforded to shareholders under the Investment Company Act. These protections include, among others, certain corporate governance standards, such as the requirement of having a certain percentage of the directors serving on a board as independent directors, statutory protections against self-dealing by the Managers, and leverage limitations, and investment restrictions.

The Manager of a Private Fund may draw down on the Fund’s capital commitment all at once or in a series of capital calls. The portion of the Fund’s commitment to a Private Fund that has not been called is referred to as an “unfunded commitment.” The Fund may have a contractual obligation to provide capital to meet its unfunded commitment when the Manager draws upon the commitment. In order to meet its obligation, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. Such contractual obligations could (i) make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Investment Adviser's and Sub-Adviser's strategy, in the case of liquidation, at a price consistent with the estimation of the investment's value and (ii) hinder the Fund from participating fully in a rapidly rising market if assets need to be held in money market securities, cash or cash equivalents, thereby negatively impacting the Fund's performance.

The Fund may also be required to indemnify certain of the Private Funds from any liability, damage, cost or expense arising out of breaches of representations and warranties included in the Private Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s Shares. In addition, Private Funds may have indemnification obligations to the respective service providers they employ, which may result in increases to the fees and expenses for such Private Funds.

None of the Private Funds are sponsored or managed by the Investment Adviser and Sub-Adviser or their affiliates. The Fund will invest no more than 15% of its assets in Private Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (excluding, for the avoidance of doubt, the Sub-REITs and other entities that qualify as REITs or that would otherwise qualify for an exemption under Section 3(c)(5) of the Investment Company Act). The Fund may invest substantially all of its assets in non-voting securities of Private Funds. To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, a Private Fund (which it intends to do in order to avoid being considered an “affiliate” of a Private Fund within the meaning of the Investment Company Act), it will not be able to vote on matters that require the approval of the investors of the Private Fund, including a matter that could adversely affect the Fund’s investment, such as changes to the Private Fund’s investment objective or policies or the termination of the Private Fund. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Private Fund. As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Private Fund.

By investing in the Private Funds indirectly through the Fund, a Shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Private Fund.

Investment in Private Funds carries the risk of loss due to Private Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or poor judgment. During the lifetime of the Fund, there could be material changes in one or more Private Funds, including changes in control and mergers. The effect of such changes on a Private Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.

Foreign Investing Risk

Foreign investments by the Fund and the Portfolio Investment Vehicles may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of real asset related investments may be restricted, requiring the Portfolio Investment Vehicles to share the applicable investment with local third party shareholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Fund. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

●	unfavorable changes in currency rates and exchange control regulations;

●	reduced availability of information regarding foreign companies;

●	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;

●	reduced liquidity and greater volatility;

●	difficulty in obtaining or enforcing a judgment;

●	increased brokerage commissions and custody fees; and

●	increased potential for corrupt business practices in certain foreign countries.

As a result of potential hurdles facing foreign parties in enforcing legal rights in certain jurisdictions, there can be no certainty that rights to investments in non-U.S. jurisdictions will be successfully upheld in the courts of such jurisdiction. Certain Portfolio Investment Vehicles that invest in foreign jurisdictions may have difficulty in successfully pursuing claims in the courts of such jurisdictions to enforce the Fund’s rights as an investor therein, as compared to the courts of the United States. To the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment. Further, due to unpredictable political climates in certain jurisdictions and shifting relationships between the U.S. and various jurisdictions, the ability of certain Portfolio Investment Vehicles to liquidate collateral held in non-U.S. jurisdictions may become difficult.

The Fund does not intend to obtain political risk insurance. Accordingly, actions of foreign governments could have a significant effect on economic actions in their respective countries, which could affect private sector real asset and real asset related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Fund.

Political changes or a deterioration of a foreign nation’s domestic economy or balance of trade may indirectly affect the Fund’s investment in a particular real asset or real asset related investment in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting real asset related investments or related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Investment Adviser and Sub-Adviser intend to manage foreign investments in a manner that it believes will minimize the Fund’s exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Fund to suffer losses.

The Fund may invest directly or indirectly (including through Private Funds) from time to time in European companies and assets, including investments located in the United Kingdom (“UK”). In June 2016, the UK approved a referendum to leave the European Union (“EU”). The withdrawal, known colloquially as "Brexit", was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. The UK began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund and Private Funds cannot be predicted, and it is possible that the new terms may adversely affect the Fund.

Additionally, in February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Portfolio performance and the value of Portfolio investments, even beyond any direct exposure the Portfolio may have to issuers located in these countries.

Derivatives Risk

Investing in derivative transactions has risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Investment Adviser and Sub-Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Futures Contract Risks

A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Commodity-Linked Instruments Risk

Exposure to commodities through investments in through futures and other commodity-linked instruments may subject the Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including physical storage risks, changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the assets in which the Fund or the Portfolio Investment Vehicles invest. Legislation or regulation may also change the way in which the Fund or a Portfolio Investment Vehicle is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Portfolio Investment Vehicles. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund and the Portfolio Investment Vehicles also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund will adopt procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Currency and Exchange Rate Risk

The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, including through investments in the Portfolio Investment Vehicles and real asset securities, in which case the Fund will be subject to foreign currency risk. The Fund’s Shares are priced in U.S. dollars and the capital contributions to, and distributions from, the Fund are paid in U.S. dollars. However, because a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions.

Furthermore, the Fund may (but is not required to) attempt to hedge its exposure to foreign currencies, to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that currency hedging strategies will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Interest Rate Risk

Generally, when market interest rates rise, prices of debt securities fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. [These risks may be greater in the current market environment because, as of the date of this Prospectus, certain interest rates are at or near historic lows. Therefore, there is a risk that interest rates will rise, which will likely cause debt security prices to fall.] See “—LIBOR Risk.”

LIBOR Risk

The terms of many investments, financings or other transactions to which the Fund or the Portfolio Investment Vehicles may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.

In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. As of December 31, 2021, all non-U.S. dollar LIBOR publications have been phased out. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real assets, the liquidity of the Fund’s investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s returns or result in significant losses. Additionally, the securities markets are subject to comprehensive statutes and regulations and the regulatory environment for the Portfolio Investment Vehicles is evolving. Changes in the regulation of registered funds, securities markets, the Portfolio Investment Vehicles may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Environmental Risk

The Fund could face substantial risk of loss from claims based on environmental problems associated with the real assets underlying the Fund’s investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.

In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund could be affected by undisclosed matters. In respect of acquired land, the Fund’s investment in a Portfolio Investment Vehicle that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation, could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Fees and Expenses Risk

By investing in the Private Funds, the REITs, and Sub-REITs indirectly through the Fund, a Shareholder bears two layers of fees and expenses – at the Fund level and the Private Fund, REIT, or Sub-REIT level. In the aggregate, these fees and expenses could be substantial and adversely affect the value of any investment in the Fund.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the Private Funds in which the Fund is invested. However, Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser and Sub-Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Private Funds in which the Fund can invest. The Fund expects to receive information from each Investment Fund regarding its investment performance on a regular basis.

Private Funds and other entities classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount or sources of such a Private Fund’s income until such income has been earned by the Private Funds or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Private Funds that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Private Funds. The Fund’s investment in Private Funds may make it difficult to estimate the Fund’s income and gains in a timely fashion, which may increase the likelihood that the Fund will be liable for the excise tax with respect to certain undistributed amounts. See “Taxes”.

In addition, the Fund invests in Private Funds located outside the United States. Such Private Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds. See “Taxes”.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to Shareholders in accordance with RIC requirements each year. See “Taxes”. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income that is distributed to them. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Privately Placed Securities Risk

The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Investment Adviser and Sub-Advisers to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Investment Adviser and Sub-Advisers had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Co-Investment Risk

The Fund expects to enter into co-investments with third parties through partnerships, joint ventures or other entities. Co-investments may involve risks not present in investments where a third party is not involved, including, for example, the possibility that a third party co-venturer or partner (each such third-party, a “Co-Investor”) might become bankrupt, may at any time have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take action contrary to the investment objectives of the Fund. In addition, the Fund may in certain circumstances be liable for the actions of a Co-Investor. The Investment Adviser and Sub-Advisers may have no, or only limited, access to information regarding the activities of the Co-Investors. Furthermore, the Investment Adviser and Sub-Advisers cannot guarantee the accuracy or completeness of such information. Accordingly, it may be difficult, if not impossible, for the Investment Adviser and Sub-Advisers to protect the Fund from the risk of a Co-Investor’s fraud, misrepresentation, material strategy alteration or poor judgment.

Market Capitalization Risk

The Fund may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro-cap companies. Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies. The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things. In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to Shareholders) is higher than for larger, “blue-chip” companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid. Some small companies have limited product lines, distribution channels and financial and managerial resources. Some of the companies in which the Fund invests may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage. Such companies may also be dependent on key personnel with limited experience.

Micro-cap stocks typically involve greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable, their share prices tend to be more volatile, and their markets less liquid than stocks of companies with larger market capitalizations. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, and it can be difficult or impossible for the Fund to trade these securities at the desired time. Furthermore, publicly available information, including financial information, about micro-cap companies tends to be limited and some micro-cap companies trade over-the-counter or on a regional exchange with limited regulation. The relative lack of information, liquidity, and regulation results in an increased risk of corruption and fraud, including price manipulation, and the possibility of losses to the Fund.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of real asset related investments and familiarity with the Fund’s investment objectives, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Concentration Risk

[The Fund will invest over 25% of its total assets in the real estate industry.] The Fund also may, from time to time, invest substantially in, or have a substantial portion of its assets with exposure to, a particular asset type, industry, geographic location, sector or securities instrument. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location, sector, industry or securities instrument.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objectives. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

Diversification Risk

The Fund is a “non-diversified” management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Cybersecurity Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its Shareholders, potentially resulting in, among other things, financial losses; the inability of Fund Shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Temporary Defensive Strategies Risk

When the Investment Adviser and Sub-Advisers anticipate unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Investment Adviser, Sub-Advisers and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Investment Adviser and Sub-Advisers manage and/or advise other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Investment Adviser, Sub-Advisers and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Investment Adviser, Sub-Advisers and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Investment Adviser or Sub-Advisers invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Investment Adviser or Sub-Advisers or result in the Investment Adviser or Sub-Advisers receiving material, non-public information, or the Investment Adviser or Sub-Advisers may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Investment Adviser or Sub-Advisers acquire material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Investment Adviser or Sub-Advisers or the Investment Adviser or Sub-Advisers which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Investment Adviser or Sub-Advisers and their affiliates may provide more services to some types of funds and accounts than others.

The Fund, Investment Adviser, and Sub-Advisers have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Investment Adviser and Sub-Advisers are treated equitably. There is no guarantee that the policies and procedures adopted by the Investment Adviser and Sub-Advisers and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Investment Adviser and Sub-Advisers may manage or advise from time to time. For further information on potential conflicts of interest, see “Investment Management and Other Services—Conflicts of Interest” in the SAI.

Failure to Obtain 17(d) Exemptive Relief

The Investment Company Act prohibits the Fund from making certain investments alongside the Investment Adviser, Sub-Adviser or other affiliates of the Fund unless it receives an exemptive order from the SEC permitting it to do so. The Fund intends to apply for an order from the SEC to invest in certain privately negotiated investment transactions alongside other funds managed by the Investment Adviser. There is no assurance that the Fund and Adviser will receive the SEC order, and if they are no able to obtain the exemptive relief, the Fund will not be permitted to participate in otherwise prohibited co-investments. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to hold cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through co-investment opportunities.

Limits of Risk Disclosures

The above discussions relating to various risks associated with the Fund, its investments and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus as well as consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objectives.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Investment Adviser and Sub-Advisers

[F/m Investments, LLC] serves as the investment adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy. The Investment Adviser is a Delaware limited liability company. Each of [            ] serves as sub-adviser to the Fund. The Investment Adviser [and Sub-Advisers] are investment advisers registered with the SEC under the Advisers Act. As of December 31, 2021, the Investment Adviser had assets under management of approximately $1.4 billion.

The principal place of business of [            ] is located at [            ]. The principal place of business of [            ] is located at [            ]. The principal place of business of [            ] is located at [            ]. The principal place of business of [            ] is located at [            ]. As of [              ], approximately [            ] of assets were under the management of [            ] and its affiliates. As of [              ], approximately [            ] of assets were under the management of [            ] and its affiliates. As of [              ], approximately [            ] of assets were under the management of [            ] and its affiliates. As of [              ], approximately [            ] of assets were under the management of [            ] and its affiliates.

The Investment Adviser, Sub-Advisers and their affiliates may serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Adviser, Sub-Advisers or one of their affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Selection of Sub-Advisers

The Investment Adviser follows certain general guidelines when reviewing and selecting Sub-Advisers. Although the Investment Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and the selection of Sub-Advisers is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Investment Adviser. There can be no assurance that the Investment Adviser will be able to access Sub-Advisers that will enable the Fund to meet its objectives.

The Investment Adviser takes into consideration the following criteria, as applicable, when selecting the Sub-Advisers: assets under management; length of time in the business; stability and depth of corporate management; stability and depth of investment management team; investment strategies, target returns and leverage limitations; investment process and research capacity; existing portfolio composition and valuation; historical performance and reputation; fees and expenses; conflicts policies; reporting and valuation policies/process; and investor rights and controls. Sub-advisers that are under common control with the Investment Adviser will be considered for inclusion in the Fund.

While the approved Sub-Advisers have been reviewed and approved by the Investment Adviser, there is no guarantee that any one Sub-Adviser will receive an allocation of the Fund’s assets for investment. When a Sub-Adviser is selected, the allocation of assets may vary substantially for each. Additionally, there can be no assurance that a Sub-Adviser will have the capacity to accept additional assets for management and there may be a delay in the acceptance of such an investment that may change the Fund’s availability to utilize such approved Sub-Adviser.

The current investment guidelines developed by the Investment Adviser include a review of the Sub-Advisers. In conducting this review, the Investment Adviser will rely on its analysis and due diligence process for the selection of the appropriate Sub-Advisers. The Investment Adviser may engage research and consulting services to assist in the aggregation and review of due diligence materials for each of the Sub-Advisers that it considers. In addition, the Investment Adviser seeks to conduct a multi-step process to review and evaluate each potential Sub-Advisers that includes: meetings, questionnaires, interviews, and reference calls. The goal of the due diligence process is to evaluate: (i) the background of the Sub-Adviser’s firm and its respective team; (ii) the infrastructure of the Sub-Adviser’s research, evaluation, and investment procedures; (iii) the Sub-Adviser’s strategies and method of execution; (iv) the Sub-Adviser’s risk control and portfolio management processes; and (v) the differentiating factors that Adviser believe give a Sub-Adviser an advantage over other potential investment funds and managers.

Once a Sub-Adviser is selected by the Investment Adviser and approved by the Board and a majority of the existing Shareholders, if required (at such time), as necessary to sub-advise a specified portion of the Fund’s assets, the Fund and the Investment Adviser continue to review the investment process and performance of the Sub-Adviser. The Investment Adviser and the Board engage in the necessary due diligence to ensure that the Fund’s assets are invested in investments that are consistent with the Fund’s investment objectives and requirements and that the investment performance in such securities is satisfactory. Because the Investment Adviser regularly reviews new investment opportunities, capital withdrawn from the management of one Sub-Adviser is expected to be reallocated to another Sub-Adviser within a short period of time.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that their investment programs will be successful. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment. The current investment themes and the research and investment process presented in this material represent the views of the Investment Adviser at the time this material was completed and are subject to change without notice.

Portfolio Managers

The personnel of the Investment Adviser and Sub-Advisers who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

Alexander Morris

Alexander Morris is the President and Chief Investment Officer of the Investment Adviser. Mr. Morris has over 15 years of investment management experience, encompassing portfolio management, trading, mergers and acquisitions, financial institutions, and security analysis, and has served in a number of senior management roles for various financial institutions. He founded the Investment Adviser in 2019 and has served as its President and Chief Investment Officer since its inception. Prior to founding the Investment Adviser Mr. Morris founded Rowhouse Capital Partners LLC, a boutique strategic advisory firm to financial institutions and previously served as in various capital markets and corporate development roles with Fortigent LLC, a family office services provider and asset manager, as well as with LPL Financial which acquired Fortigent in 2012. Prior to Fortigent Mr. Morris worked served in various analysis roles for financial institutions.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund’s shares.

The Investment Management Agreement

The Investment Management Agreement (the “Investment Management Agreement”) between the Investment Adviser and the Fund and each Sub-Advisory Agreement among the Investment Adviser, each Sub-Adviser and Fund (each, a “Sub-Advisory Agreement and together with the Investment Management Agreement, the “Agreements”) became effective as of [      ] and will continue in effect for an initial two-year term. Thereafter, the Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Agreements will terminate automatically if assigned (as defined in the Investment Company Act) and are terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreements will be available in the Fund’s first annual or semi-annual report to Shareholders.

[The Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser, the Sub-Adviser and any partner, director, officer or employee of the Investment Adviser, the Sub-Adviser or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser, the Sub-Adviser or any partner, director, officer or employee of the Investment Adviser, the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.]

[Management of the Sub-REITs

The Fund will wholly-own any Sub-REIT investments and thereby would maintain voting control over such Sub-REITs. The Fund will serve as the managing member of such Sub-REITs and the Sub-REITs’ boards of directors would consist of the same members as the Board of Trustees of the Fund. In addition, the Sub-REITs will also have the same officers as the Fund. The Sub-REITs do not have operational employees as all physical assets will be operated by lessees. Additionally, the Sub-REITs engage external management companies for property-level oversight of their investments. The Sub-REITs make direct investments into timberland and agriculture/farmland assets through wholly-owned subsidiaries. Such wholly-owned subsidiaries are special purpose vehicles established as single member limited liability companies for each investment. The Investment Adviser has discretion over all investments of the Sub-REITs.

The Fund will report any investments in Sub-REITs in accordance with generally accepted accounting principles. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REITs will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Sub-REIT level is aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, except with respect to the Fund’s policy relating to the purchase and sale of real assets, the Fund aggregates its direct investments with the investments of the Sub-REITs.]

INVESTMENT MANAGEMENT FEE

The Fund pays to the Investment Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly Investment Management Fee equal to [    ]% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month.

Pursuant to the Sub-Advisory Agreement with [            ], the Investment Adviser pays [            ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [            ] equal to [    ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Pursuant to the Sub-Advisory Agreement with [            ], the Investment Adviser pays [            ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [            ] equal to [    ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Pursuant to the Sub-Advisory Agreement with [            ], the Investment Adviser pays [            ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [            ] equal to [    ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Pursuant to the Sub-Advisory Agreement with [            ], the Investment Adviser pays [            ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [            ] equal to [    ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Each Sub-Adviser’s fee is paid by the Investment Adviser out of the Investment Management Fee.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES – The Sub-Adviser” in the SAI for a discussion of each sub-advisory agreement among the Fund, the Investment Adviser and Sub-Adviser.

DISTRIBUTOR

[      ] (the “Distributor”) is the distributor of the Shares of the Fund and is located at [    ]. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Fund’s shares are distributed by the Distributor at NAV. Under a [Distribution Agreement] (the “Distribution Agreement”) with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive Shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, repurchase and other requests to the Fund.

Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the Shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Adviser pays the Distributor a fee for certain distribution-related services.

[Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund and the Investment Adviser will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor free and harmless from and against any and all claims arising out of or based upon (i) any material action (or omission to act) of the Distributor or its agents taken in connection with the Distribution Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Distributor of its duties and obligations under the Distribution Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Prospectus or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Prospectus or related offering materials or necessary to make the statements in any Prospectus or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Investment Adviser in connection with the preparation of the Prospectus or related offering materials by or on behalf of the Distributor; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Investment Adviser in the Distribution Agreement; or (iv) the reliance on or use by the Distributor or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or the Investment Adviser.]

The Investment Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

[Class A] Shares in the Fund are offered with a maximum sales charge of [3.00]% of the subscription amount. The Fund or Investment Adviser may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. [No sales charge is expected to be charged with respect to investments by the Investment Adviser, and its affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion. There is no minimum aggregate amount of Shares required to be purchased in any offering.]

[DISTRIBUTION AND SERVICE PLAN]

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a [Distribution and Service Plan] with respect to [Class A] Shares and [Class R] Shares in compliance with Rule 12b-1 under the Investment Company Act. There is no assurance that the Fund will be granted the exemptive order. Under the [Distribution and Service Plan], the Fund would be permitted to pay as compensation up to 0.50% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to [Class A] Shares and [Class R] Shares, respectively (the “[Distribution and Servicing Fee]”) to the Fund’s distributor or other qualified recipients under the [Distribution and Service Plan]. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. [Class A] and [Class R] Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the multi-class structure. [Institutional Class] Shares are not subject to the [Distribution and Servicing Fee].

ADMINISTRATION

The Fund has retained the Administrator, [            ], whose principal business address is [            ] to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

In consideration for these services, the Fund pays the Administrator an annual fee beginning at [    ]% of the Fund’s net assets and decreasing as assets reach certain levels (the “Administration Fee”). The Administration Fee generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

[The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.]

CUSTODIAN

[U.S. Bank, N.A.], [an affiliate of the Administrator] (the “Custodian”) serves as custodian of the assets of the Fund and any wholly-owned subsidiaries of the Fund. The Custodian may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser, Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. [U.S. Bank, N.A.]’s principal business address is [1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212].

FUND EXPENSES

The Fund pays all of its expenses or reimburses the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; Distribution and Servicing Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser bears all of its expenses and costs incurred in providing investment advisory services to the Fund. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

Organizational expenses will be paid out of Fund assets which will be expensed as they are incurred. The Fund bears directly certain ongoing offering costs associated with continuous offering of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Adviser has contractually agreed to waive a portion of its management fee until the earlier of (i) [Date] or (ii) the date on which the gross proceeds that have been received by the Fund from investors, in aggregate, exceed $[    ] (the “Investment Management Fee Waiver Period”). The Investment Adviser’s Investment Management Fee during the Investment Management Fee Waiver Period (giving effect to the waiver) is equal to [    ] percent of the Fund’s average daily net assets. The Investment Adviser’s contractual Investment Management Fee, without giving effect to this waiver, is equal to [    ] percent of the Fund’s average daily net assets.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [    ]% of the average daily net assets of [Class A] Shares, [Class R] Shares and [Institutional Class Shares], respectively (the “Expense Limit”) for an initial term of one year from the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [            ]% for the [Class A] Shares, [Class R] Shares and [Institutional Class] Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund, the Declaration of Trust or these By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Adviser, the Sub-Advisers and their affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Adviser, the Sub-Advisers and their affiliates may provide services to, invest in, advise, sponsor and/or act as investment adviser or sub-adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Adviser, the Sub-Advisers and their affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund.

The Fund and the Investment Adviser intend to apply for exemptive relief from the SEC that would permit the Fund to participate in certain negotiated investments alongside other funds managed by the Investment Adviser or certain of its affiliates outside the parameters of Section 17 of the Investment Company Act, subject to certain conditions including that: (i) a majority of the Trustees of the Board who are not “interested persons” as defined in the Investment Company Act approve the transactions; and (ii) the price, terms and conditions of the transaction will be identical for each fund or affiliate participating in the transaction. The Fund will not engage in the transactions alongside affiliates unless the Fund has received an order granting the exemptive relief or unless such investments are not prohibited by the Investment Company Act. There is no assurance when or if the Fund will obtain such exemptive relief. Furthermore, even if the Fund obtains exemptive relief, it could be limited in its ability to invest in certain investments in which the Investment Adviser or Sub-Adviser is investing or has invested.

Although the Investment Adviser, the Sub-Advisers and their affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser, a Sub-Adviser or their affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Adviser, the Sub-Advisers and their affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Adviser, the Sub-Advisers and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Adviser, the Sub-Advisers or their affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, the Investment Adviser, and the Sub-Advisers have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly.

For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the date on which the repurchase price for shares is determined (the “Valuation Date”). Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

In certain circumstances, the Board may require a Shareholder to tender its Shares. Any such redemption will be conducted consistently with the requirements of Rule 23c-2 under the Investment Company Act.

A Shareholder who tenders for repurchase only a portion of their Shares in the Fund will be required to maintain a minimum account balance of $1,000. If a Shareholder tenders a portion of their Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $1,000, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $[    ] worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $1,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

In accordance with applicable U.S. anti-money laundering laws, the Fund has established an Anti-Money Laundering Compliance Program (the “AML Program”). Procedures to implement the AML Program include, but are not limited to: (i) determining that the Fund’s Distributor and the transfer agent have established proper anti money laundering procedures; (ii) reporting suspicious and/or fraudulent activity; and (iii) a complete and thorough review of all new account applications. The Fund will not knowingly transact business with any person or entity whose identity cannot be adequately verified under the applicable provisions of the USA PATRIOT Act.

If the Fund, the Investment Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Adviser (each, a “Financial Institution”) as chosen by the Investment Adviser and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make income distributions and to satisfy certain repurchase offers in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

General

The Administrator calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

The Fund’s Investment Adviser, as valuation designee (the “Valuation Designee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board will approve valuation procedures for the Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser or Sub-Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined. The mid-point of the last bid and the last ask is also known as the ‘mark’.

Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Adviser or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Adviser or Sub-Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Adviser or Sub-Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Adviser or Sub-Adviser not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Fund will generally value shares of ETFs at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.

Private Funds

The Board will adopt procedures pursuant to which the Fund will value its investments in the Private Funds at fair value. In valuing the Fund’s investments in Private Funds, the Investment Adviser or Sub-Adviser, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Private Fund whose interests carry redemption rights) of the interest in the Private Fund in an arms’ length transaction. Prior to investing in any Private Fund, the Investment Adviser or Sub-Adviser will conduct an initial due diligence review of the valuation methodologies utilized by the Private Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in a Private Fund, the Investment Adviser or Sub-Adviser will monitor the valuation methodologies used by each Private Fund for appropriateness in light of the Fund’s obligation to fair value its assets under the Investment Company Act and pursuant to U.S. generally accepted accounting practices (as applicable) for investment companies and will assess the overall reasonableness of the information provided by such Private Fund.

In general, the Fund bases its NAV on valuations of its interests in Private Funds provided by the managers of the Private Funds and/or their agents if such values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Private Fund. These valuations involve significant judgment by the managers of the Private Funds and may differ from their actual realizable value. Under certain circumstances, the Investment Adviser or Sub-Adviser’s Valuation Committee may modify the managers’ valuations based on updated information received since the last valuation date of the Private Fund. The Investment Adviser’s or Sub-Adviser’s Valuation Committee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Private Funds, and, therefore, will be estimates and may fluctuate as a result. For information about the value of the Fund’s investment in Private Funds, the Investment Adviser or Sub-Adviser will be dependent on information provided by the Private Funds, including quarterly unaudited financial statements which, if inaccurate, could adversely affect the Valuation Designee’s ability to value accurately the Fund’s Shares. The Board, the Investment Adviser, the Sub-Advisers and their Valuation Committees may have limited ability to assess the accuracy of these valuations.

Typically, the Fund expects to receive unaudited values from Private Funds on a quarterly basis and audited values on an annual basis. In general, it is anticipated that such valuation information from these Private Funds will generally be available 60 days or more after each quarter-end and/or 120 or more days after each year-end. Therefore, the most recently provided valuation information from these Private Funds for purposes of calculating the Fund’s NAV will typically be adjusted by the Investment Adviser or Sub-Adviser pursuant to the Fund’s Valuation Procedures to estimate the fair value of the interests in such Private Funds, as described below.

Between the periodic valuation periods of the Private Funds, the NAVs of such Private Funds are adjusted daily based on the total return that each Private Fund is estimated by the Investment Adviser or Sub-Adviser to generate during the period. The Investment Adviser's or Sub-Adviser’s Valuation Committee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee, subject to Board oversight. Following procedures adopted by the Board, the Investment Adviser or Sub-Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the Private Fund’s NAV as reported by the manager of the Private Fund at the time of the Fund’s valuation, or whether to adjust such value to reflect a premium or discount to the Private Fund’s NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Private Fund. In other cases, as when a Private Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Private Fund interests, the Fund may determine that it is appropriate to apply a discount to the Private Fund’s NAV. Any such decision will be made in good faith, and subject to the review and supervision of the Board. Information that may be considered includes: (i) information provided to the Fund or to the Investment Adviser or Sub-Adviser by a Private Fund, or the failure to provide such information as agreed to in such Private Fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the Private Fund’s interests (to the extent deemed a credible indication of value); (iv) changes in relevant indices; and (v) significant market events that may not otherwise be captured by changes in valuation of relevant indices.

The Valuation Procedures provide that, where deemed appropriate by the Investment Adviser or Sub-Adviser and consistent with the Investment Company Act, investments in Private Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Fund’s Valuation Procedures, determines in good faith best reflects approximate market value.

The valuations reported by the managers of the Private Funds, upon which the Fund calculates its NAV may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Private Funds may be revised and fiscal year-end NAV calculations of the Private Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Information that becomes known to the Fund or its agents after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board, the Valuation Designee or the Investment Adviser’s or Sub-Adviser’s Valuation Committee regarding appropriate valuations should prove incorrect.

REITs and Sub-REITs

The Board will adopt procedures pursuant to which the Fund will value its investments in the REITs and Sub-REITs at fair value. Prior to investing in any REIT or Sub-REIT, the Investment Adviser or Sub-Adviser will conduct an initial due diligence review of the valuation methodologies utilized by the REIT and Sub-REIT. Subsequent to investment in a REIT or Sub-REIT, the Investment Adviser or Sub-Adviser will monitor the valuation methodologies used by each REIT and Sub-REIT for appropriateness in light of the Fund’s obligation to fair value its assets under the Investment Company Act and pursuant to U.S. generally accepted accounting practices (as applicable) for investment companies and will assess the overall reasonableness of the information provided by such REIT or Sub-REIT. The Investment Adviser or Sub-Adviser shall use its best efforts to ensure that each REIT and Sub-REIT has in place policies and procedures that are based upon disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

●	Property valuation standards and policy that are expected to be applied consistent with U.S. generally accepted accounting practices’ fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by each REIT’s and Sub-REIT’s external property manager) with oversight by the Investment Adviser or Sub-Adviser to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

●	Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the REIT or Sub-REIT.

The Fund values its investments in REITs and Sub-REITs based in large part on valuations provided by the external property managers of the REITs and Sub-REITs or third-party appraisers. These fair value calculations will involve significant professional judgment by the external property managers of the REITs and Sub-REITs in the application of both observable and unobservable attributes. The calculated NAVs of the REITs and Sub-REITs’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the REITs and Sub-REITs and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Investment Adviser or Sub-Adviser may not have the ability to assess the accuracy of these valuations. For information about the value of the Fund’s investment in REITs and Sub-REITs, the Investment Adviser or Sub-Adviser will be dependent on information provided by the REITs and Sub-REITs, including quarterly unaudited financial statements which, if inaccurate, could adversely affect the Valuation Designee’s ability to value accurately the Fund’s Shares. Because a significant portion of the Fund’s assets are invested in REITs and Sub-REITs, these valuations have a considerable impact on the Fund’s NAV.

For each period that the NAVs of the REITs and Sub-REITs are calculated by the external property managers of such REITs and Sub-REITs, each REIT’s and Sub-REIT’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such REIT or Sub-REIT when the valuations and income are reported. The Investment Adviser or Sub-Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each REIT and Sub-REIT and may clarify or validate the reported information with the applicable external property manager of the REIT or Sub-REIT. The Investment Adviser or Sub-Adviser may conclude, in certain circumstances, that the information provided by any such external property manager does not represent the fair value of the Fund’s investment in a REIT or Sub-REIT and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Investment Adviser’s or Sub-Adviser’s Valuation Committee may determine to value the Fund’s investment in the REIT or Sub-REIT at a discount or a premium to the reported value received from the REIT or Sub-REIT. Any such decision will be made in good faith by the Investment Adviser’s or Sub-Adviser’s Valuation Committee, subject to the review and ratification of the Valuation Designee (subject to Board oversight). The Funds’ valuation of each REIT and Sub-REIT is individually updated as soon as the Valuation Designee completes its reasonableness review, including any related necessary additional information validations with the external property manager of the REIT or Sub-REIT, and typically at least within 45 calendar days after the end of each quarter for all REITs and Sub-REITs.

Additionally, between the valuation periods, the NAVs of such REIT or Sub-REITs are adjusted daily based on the total return that each REIT and Sub-REIT is estimated by the Investment Adviser or Sub-Adviser to generate during the current quarter. The Investment Adviser’s or Sub-Adviser’s Valuation Committee monitors these estimates daily and updates them as necessary if macro or individual asset level changes warrant any adjustments, subject to the review and supervision of the Valuation Designee (subject to Board oversight).

The valuations reported by the managers of the REIT or Sub-REIT, upon which the Fund calculates its NAV may be subject to later adjustment or revision, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the REIT or Sub-REIT may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Information that becomes known to the Fund or its agents after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Investment Adviser’s or Sub-adviser’s Valuation Committee regarding appropriate valuations should prove incorrect.

Private Debt Investments

The Fund’s Board will approve procedures pursuant to which the Valuation Designee will use its best efforts to ensure that the value of each private debt instrument is adjusted based on the Investment Adviser’s or Sub-Adviser's estimate of what actual fair value would be under current market conditions. The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Funds will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually.

The Fund will generally value any private debt investments at the lesser of their amortized cost or the high end of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Investment Adviser or Sub-Adviser may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including external valuation consultants. Any such fair valuation determinations will be made in good faith by the Valuation Designee, subject to Board oversight.

Other Securities

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

The Valuation Procedures provide that, where deemed appropriate by the Investment Adviser or Sub-Adviser and consistent with the Investment Company Act, investments in Private Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Adviser or Sub-Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

The Investment Adviser and/or the Sub-Advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Adviser and/or the Sub-Advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Designee regarding appropriate valuations should prove incorrect. In no event does the Distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each business day. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DIVIDEND REINVESTMENT PLAN

The Fund has a dividend reinvestment plan (the “DRIP”). Unless a Shareholder elects to receive cash by contacting the Fund’s Administrator, [            ] at [            ], all dividends and/or capital gains distributions declared on Shares will be automatically reinvested in full and fractional Shares at the Fund’s then current NAV. Shareholders who elect not to participate in the DRIP will receive all dividends and capital gains distributions in cash paid by check mailed directly to the Shareholder of record or via electronic funds transfer (or, if the Shares are held in street or other nominee name, then to such nominee) by the Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Investment Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Shares”).

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax. See “TAXES — SHAREHOLDER TAXATION — Distributions to Shareholders” below.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, [    ] at [    ] or [    ].

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its Shareholders will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The below is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. Additionally, some of the CLOs in which the Fund invests may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income but may qualify as section 199A dividends.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to Shareholders of the regulated investment company in proportion to the dividends received by such Shareholders, with the same consequences as if the Shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

SHAREHOLDER TAXATION

Distributions to Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. However, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

The Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to its Shareholders and reports as a section 199A dividend in written statements furnished to its Shareholders. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate Shareholders at a reduced effective federal income tax rate, provided the Shareholder receiving the dividends has satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Expenses. As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least five hundred (500) Shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be treated as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead each Shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. For non-corporate taxpayers, such expenses will generally be “miscellaneous itemized deductions” and under the Tax Cuts and Jobs Act, for taxable years beginning after December 31, 2017 and before January 1, 2026, the ability for non-taxable corporate taxpayers to deduct miscellaneous itemized deductions has been suspended.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

Sales, Exchanges and Redemptions. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method, unless you instruct the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

Reportable Transactions. Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest, and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign Shareholders. However, the Fund may be able to designate a portion of the distributions made as interest related dividends or short-term capital gain dividends which are generally exempt from this withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a Shareholder’s country of residence or incorporation, provided that the Shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

OTHER TAX MATTERS

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, neither the Investment Adviser nor any Sub-Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or a Sub-Adviser or with other entities that are affiliated with the Investment Adviser or a Sub-Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/ or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer three separate classes of Shares designated as [Class A] Shares, [Class R] Shares and [Institutional Class] Shares. [Class A] Shares and [Class R] Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. While the Fund presently intends to offer three classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of [Class A] Shares, [Class R] Shares and/or [Institutional Class] Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.

PURCHASING SHARES

PURCHASE TERMS

For [Class A] Shares, the minimum initial investment is $1,000 for retirement accounts and $2,500 for non-retirement accounts. For [Class R] Shares, the minimum initial investment is $1,000,000 for both retirement and non-retirement accounts. For [Institutional Class] Shares, the minimum initial investment is $5,000,000 for both retirement and non-retirement accounts. The minimum purchase amount for subsequent shares by any Shareholder is $1,000 for all share classes. However, the Fund, in its sole discretion, may accept investments below these minimums. Minimum subsequent investment amounts may be modified or waived by the Fund or the Investment Adviser. The Shares will initially be issued at $[X] per share and thereafter the purchase price for each class of Shares is based on the NAV per Share of that Class as of the date such Shares are purchased.

[Class A] Shares are sold at the public offering price, which is the NAV plus an initial maximum sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

[Class A] Shares – Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % of Offering Price
$[xxxxxxx] - $[xxxxxxx]	[ ]%	[ ]%	[ ]%
$[xxxxxxx] - $[xxxxxxx]	[ ]%	[ ]%	[ ]%
$[xxxxxxx] - $[xxxxxxx]	[ ]%	[ ]%	[ ]%
$[xxxxxxx] or more	[ ]%	[ ]%	[ ]%

*	The offering price includes the sales charge.

Neither [Class R] Shares nor [Institutional Class] Shares are subject to any sales charge.

Shares are generally offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time. [Class A] and [Class R] Shares will not be offered until the Fund has received exemptive relief from the SEC permitting the offering of multiple classes of Shares.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment will be accepted if a completed investor application and funds are received in good order. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be provided with reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s initial fiscal period will begin with commencement of its operations and end [            ], 2023. Thereafter, the Fund’s fiscal year will be the 12-month periods ending on [            ]. The Fund’s initial taxable period will begin with the commencement of its operations and end [December 31], 2023. Thereafter, the Fund’s taxable year will be the 12-month periods ending on [December 31].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[         ], located at [            ], serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, [            ] at [            ].

Diffractive Real Assets Fund

[         ]

Investment Adviser

[F/m Investments, LLC]

3050 K Street NW, Suite 201

Washington, D.C. 20007

Investment Sub-Advisers

[         ]

Transfer Agent/Administrator

[         ]

Custodian

[U.S. Bank, N.A.

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212]

Distributor

[          ]

Fund Counsel

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm

[          ]

Subject to Completion, March 8, 2023

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

DIFFRACTIVE REAL ASSETS FUND

STATEMENT OF ADDITIONAL INFORMATION

[Class A] Shares

[Class R] Shares

[Institutional Class] Shares

[_______________________], 2023

[Fund Address]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the Diffractive Real Assets Fund (the “Fund”) dated [   ], 2023, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares of beneficial interest (“Shares”) of the Fund are distributed by [   ] (the “Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, [F/m Investments, LLC] (the “Investment Adviser”), and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [   ], 2023, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

GENERAL INFORMATION

Diffractive Real Assets Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund.

INVESTMENT POLICIES AND PRACTICES

The investment objectives of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)       Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)       Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)       Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)       Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)       Purchase or sell real estate except as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)       Invest in commodities and commodity contracts, except as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)       Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment adviser determines are engaged in any single industry[, except that, under normal circumstances, the Fund will invest over 25% of its total assets in the securities of companies in the real estate industry]. U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in portfolio funds or Private Funds (as defined below). The Fund may invest in portfolio funds or Private Funds (the “Investment Funds”) that may concentrate their assets in one or more industries.

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With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

[For purposes of fundamental restriction (7), securities of companies in the real estate industry are defined as: (i) private funds that make all or substantially all of its investments in real estate and/or qualify for real estate investment trust (“REIT”) status; (ii) private funds that make all or substantially all of its investments in direct debt secured by real estate or other real estate debt related securities; (iii) direct investment in real estate including throughout the capital structure including debt and equity; (iv) public real estate securities including equity REITs, mortgage REITs, CMBS, RMBS, and other real-estate related debt securities; and (v) other structures not included above that the Investment Adviser has determined meet the criteria to be considered a company in the real estate industry.]

In addition to the above, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% and not more than 25% of the shares outstanding at per-class net asset value (“NAV”) per share less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the close of business on the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day. Shareholders can obtain the date of the next Repurchase Request Deadline by writing to the Fund, c/o [          ], or by calling the Fund toll-free at [             ].

NON-FUNDAMENTAL POLICIES

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objectives and investment strategies are not fundamental policies of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Commodities. The Investment Company Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which the Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the Prospectus and this SAI.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties.

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Real Estate. The Investment Company Act does not directly restrict an investment company’s ability to invest in real estate or interests in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as real estate investment trusts (“REITs”), or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs). The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the Prospectus and this SAI.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. In addition, Rule 18f-4 under the Investment Company Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the Investment Company Act, provided that the Fund complies with the conditions of Rule 18f-4.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

The following information supplements the discussion of the Fund’s investment policies and techniques in the Prospectus.

As discussed in the Prospectus, the Fund’s primary investment objective is to achieve long-term growth through capital appreciation. Income is a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by allocating at least 80% of its net assets (plus the amount of any borrowings for investment purposes) to U.S. and non-U.S. public and private real asset related investments in the following real asset classes: (i) infrastructure, (ii) timberland, (iii) agriculture/farmland and (iv) real estate. More specifically, these real asset related investments may include [(i) public equity investments, including, common stock, preferred stock, warrants, debt, sub debt, private investment in public equity (“PIPEs”) and/or other financial instruments, (ii) direct investments or investments in portfolio funds and (iii) direct investments in private companies, private funds, including private real estate investment trusts (“REITs”), Sub-REITs, separate accounts, co-investments and/or public companies that invest in and/or operate such assets (“Private Funds”).

The Fund will also invest up to 20% of its total assets in [yield generating investments may take the form of all types of floating rate investments, including (without limitation) floating rate loans, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), other floating rate debt securities, money market securities of all types, repurchase agreements, as well as mutual funds (including money market funds) and ETFs which invest in floating rate investments. The Fund is not limited in credit quality or duration and as a result its portfolio may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund directly or indirectly through its investments in [(i) public equity investments, including, common stock, preferred stock, warrants, debt, sub debt, private investment in public equity (“PIPEs”) and/or other financial instruments, (ii) direct investments or investments in portfolio funds and (iii) direct investments in private companies, private funds, including private real estate investment trusts (“REITs”), Sub-REITs, separate accounts, co-investments and/or public companies that invest in and/or operate such assets (“Private Funds”) and their related risks. Any decision to invest in the Fund should take into account that the Fund’s investments will be subject to related risks, which can be substantial.

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Real Estate Investment Trusts

The Fund may invest in publicly and privately traded real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Fund may often not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Internal Revenue Code, as amended, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. The Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

Equity Securities

The investment portfolio of the Fund will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Fund may invest in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro-cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be deemed illiquid.

Fixed-Income Securities

The Fund may invest in fixed-income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

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The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Adviser or a Sub-Adviser to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

The Fund may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which the Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

The Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objectives. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s investment objective, such as when the Investment Adviser or a Sub-Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

In June 2016, the UK approved a referendum to leave the EU. The withdrawal, known colloquially as "Brexit", was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund cannot be predicted, and it is possible that the new terms may adversely affect the Fund.

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In addition, in February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

Money Market Instruments

The Fund may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Adviser or a Sub-Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of the Fund’s investment portfolio against various risks or other factors that generally affect the values of securities. The Fund may also use these techniques for non-hedging purposes in pursuing its investment objectives. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by the Fund in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, and the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Options and Futures

The Investment Adviser or a Sub-Adviser may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, the Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. Such transactions may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may include options on baskets of specific securities. The Fund may utilize European-style or American-style options. European-style options are only exercisable at their expiration. American-style options are exercisable at any time prior to the expiration date of the option.

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The Investment Adviser or Sub-Advisers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller during the term of the option to a continuing decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Fund could exercise the option should the Investment Adviser or a Sub-Adviser deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Investment Adviser’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

The Fund may purchase and sell interest rate futures contracts. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

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The Fund currently intends to limit investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the Commodity Futures Trading Commission (“CFTC”) in its 2012 amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Investment Adviser and Sub-Advisers are not required to register as “commodity pool operators” (“CPO”) under the Commodity Exchange Act with respect to the Fund at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations to claim an exemption from being considered a “commodity pool” and having the investment adviser register as a CPO: (i) the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (ii), the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser or a Sub-Adviser is required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund must comply with all applicable CFTC regulations.

Options on Securities Indexes

The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Adviser’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Swap Agreements

The Fund may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

The Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Hedging Transactions

The Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Fund to hedge against a change or event at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Investment Adviser or a Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss.

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Leverage

The Fund may leverage the Fund through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Adviser or a Sub-Adviser determines to be creditworthy.

As a result of this leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Adviser and Sub-Advisers

The success of the Fund depends upon the ability of the Investment Adviser and the Sub-Advisers to develop and implement investment strategies that achieve the investment objective of the Fund. Additionally, the success of the Fund, in part, depends on the ability of investment advisers to the Investment Funds (the “Underlying Managers”) to develop and implement strategies that achieve their own investment objectives. The Investment Adviser and the Sub-Advisers have no responsibility to consult with any Shareholder and Shareholders will have no right or power to participate in the management or control of the Fund or the Investment Funds and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Underlying Managers. Shareholders must rely entirely on the Investment Adviser and the Sub-Advisers to conduct and manage the affairs of the Fund.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Investment Adviser or the Sub-Advisers could occur during the term of the Fund. Securities and other investment markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of investment transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio.

Reliance on Key Personnel

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser and the Sub-Advisers. If one or more key individuals leaves the Investment Adviser or a Sub-Adviser, the Investment Adviser and the Sub-Adviser, as applicable, may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Portfolio Turnover

The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Adviser or a Sub-Adviser considers portfolio changes appropriate.

Compensation Arrangements with the Underlying Managers

Underlying Managers of Investment Funds may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

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Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Control Positions

Investment Funds, especially private Investment Funds, may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject Investment Funds to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Investment Funds, the Investment Funds likely would suffer losses on their investments. Additionally, should an Investment Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Investment Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Investment Fund to significant liabilities, which could result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for the Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for the Fund to close out positions.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Investment Adviser, the Sub-Advisers, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Investment Funds and for the issuers of securities in which the Fund or an Investment Fund may invest, which could result in material adverse consequences for the Investment Funds or such issuers and may cause the Fund to lose value.

Payment in Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

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BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
[Name] Year of Birth: [ ] [Address]	Trustee	Since [ ]	[ ]	[ ]	[ ]
[Name] Year of Birth: [ ] [Address]	Trustee	Since [ ]	[ ]	[ ]	[ ]
[Name] Year of Birth: [ ] [Address]	Trustee and Board Chairman	Since [ ]	[ ]	[ ]	[ ]

*	The fund complex consists of the Fund and [ ].

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OFFICERS

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
[Name] Year of Birth: [ ] [Address]	[Trustee and President]	Since Inception	[ ]	[ ]	[ ]
[Name] Year of Birth: [ ] [Address]	[Treasurer]	Since Inception	[ ]	N/A	N/A
[Name] Year of Birth: [ ] [Address]	[Secretary]	Since Inception	[ ]	N/A	N/A
[Name] Year of Birth: [ ] [Address]	[Chief Compliance Officer]	Since Inception	[ ]	N/A	N/A

*	The fund complex consists of the Fund and [ ].

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Sub-Advisers, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

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[Insert Trustee bios]

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser and the Sub-Advisers and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of [four] members, [three] of whom are Independent Trustees. The Board will meet [in-person] at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established [a Valuation Committee,] an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [     ], an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, the Sub-Advisers, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, the Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser, the Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser, the Sub-Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer and the Investment Adviser and the Sub-Advisers, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Trustee and Officer Ownership of Securities

As of the date of this SAI, none of the Trustees own Shares of the Fund.

As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than one percent of the outstanding Shares of the Fund.

Independent Trustee Ownership of Securities

[As of the date of this SAI, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Investment Adviser, Sub-Advisers, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser or a Sub-Adviser. ]

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $[   ] per fiscal year. Trustees that are interested persons will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Investment Adviser, the Sub-Advisers and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Investment Adviser, the Sub-Advisers and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

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The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

[F/m Investments, LLC] serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Adviser provides such services to the Fund pursuant to the Investment Management Agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of [   ], 2023 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly investment management fee (“Investment Management Fee”) equal to [   ]% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Adviser for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Adviser for that month. [The Investment Management Fee will be computed as of the last day of each month, and is due and payable in arrears within ten (10) business days after the end of the month.]

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed [   ]% of the average daily net assets of the [Class A] Shares, [Class R] Shares and [Institutional Class] Shares (the “Expense Limit”) for an initial term ending [   ]. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Adviser. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [   ]% for the [Class A] Shares, [Class R] Shares and [Institutional Class] Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the Expense Limit at the time of the recoupment.

As the Fund had not commenced operations as of the date of this SAI, the Investment Adviser has not received any fees from the Fund.

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The Sub-Advisers

Each of [                     ] serves as sub-adviser to the Fund. The Investment Adviser and Sub-Advisers are investment advisers registered with the SEC under the Advisers Act.

Pursuant to the Sub-Advisory Agreement with [                        ], the Investment Adviser (and not the Fund) pays [                       ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [   ] equal to [   ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Pursuant to the Sub-Advisory Agreement with [                        ], the Investment Adviser (and not the Fund) pays [                        ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [   ] equal to [   ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Pursuant to the Sub-Advisory Agreement with [                        ], the Investment Adviser (and not the Fund) pays [                        ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [   ] equal to [   ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Pursuant to the Sub-Advisory Agreement with [                       ], the Investment Adviser (and not the Fund) pays [                        ] a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by [   ] equal to [   ]% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end.

Each Sub-Advisory Agreement may be terminated without the payment of any penalty by the Investment Adviser, the Board, or a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), upon sixty (60) days’ written notice to the applicable Sub-Adviser.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. Each Sub-Advisory Agreement has been approved by the Board, including a majority of the Independent Trustees, and the initial shareholder of the Fund. Information regarding the Board’s approval of the Sub-Advisory Agreements will be available in the Fund’s first annual or semi-annual report to Shareholders.

The Portfolio Managers

The personnel of the Investment Adviser and the Sub-Advisers who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are [   ].

Other Accounts Managed by the Portfolio Managers(1)

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
[Name]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]
[Name]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Account	[ ]	[ ]	[ ]	[ ]

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(1)	As of [ ], 2023.

Conflicts of Interest

The Investment Adviser, the Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, a Sub-Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, a Sub-Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

[         ]

Portfolio Managers’ Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member(1)
[ ]	[ ]
[ ]	[ ]

(1)	As of [ ].

(1)	As of the date of this SAI.

BROKERAGE

The Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

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In addition, the Investment Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Adviser or a Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Adviser or a Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser or the Sub-Adviser in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Adviser or the Sub-Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser or the Sub-Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[       ], located at principal business address [         ], serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

ADMINISTRATOR

The Fund has contracted with [       ] (the “Administrator”) to provide it with certain administrative and accounting services. As the Fund had not commenced operations as of the date of this SAI, the Administrator has not received any fees from the Fund.

CUSTODIAN

[U.S. Bank, N.A.] (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Adviser or the Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodians or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212]. [The Custodian is an affiliate of the Administrator.]

19

DISTRIBUTOR

[       ] (the “Distributor”) is the distributor of Shares and is located at [      ]. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a [commercially reasonable efforts] basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES

The Investment Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Investment Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Investment Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Investment Adviser through increased fees as Fund assets grow.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser and the Sub-Advisers. The Investment Adviser and the Sub-Advisers will vote such proxies in accordance with its proxy voting policies and procedures. Copies of the Investment Adviser’s and each Sub-Adviser’s proxy policies and procedures are included as [Appendix A, B, C, D and E] to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at [      ] or (ii) by visiting the SEC’s website at www.sec.gov.

20

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

[As of [       ], there were no record or beneficial owners of 5% or more of the Fund or any Share class.]

FINANCIAL STATEMENTS

Appendix [G] to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [   ].

21

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES – [F/m Investments, LLC]

22

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES – [                 ]

23

APPENDIX C — PROXY VOTING POLICIES AND PROCEDURES – [                    ]

24

APPENDIX D — PROXY VOTING POLICIES AND PROCEDURES – [                    ]

25

APPENDIX E — PROXY VOTING POLICIES AND PROCEDURES – [                    ]

26

APPENDIX F — RATINGS OF INVESTMENTS

DESCRIPTION OF SECURITIES RATINGS

27

APPENDIX G – FINANCIAL STATEMENTS

28

PART C:

OTHER INFORMATION

Diffractive Real Assets Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is filed herewith.

(a)(2)	Certificate of Trust is filed herewith.

(b)	By-Laws are filed herewith.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)(1)	Investment Management Agreement to be filed by amendment.

(g)(2)	Investment Sub-Advisory Agreement to be filed by amendment.

(h)(1)	Distribution Agreement to be filed by amendment.

(h)(2)	Distribution and Service Plan to be filed by amendment.

(i)	Not applicable.

(j)	Custody Agreement to be filed by amendment.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2)	Expense Limitation and Reimbursement Agreement to be filed by amendment.

(k)(3)	Joint Insured Bond Agreement to be filed by amendment.

(k)(4)	Joint Liability Insurance Agreement to be filed by amendment.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP to be filed by amendment.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of [F/m Investments, LLC] to be filed by amendment.

(r)(3)	Code of Ethics of Sub-Adviser to be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$[ ]
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Transfer Agent fees	$[ ]
Total	$[ ]

[To be completed by amendment]

Item 28. Persons Controlled by or Under Common Control With Registrant

[To be completed by amendment]

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Class [A]	0
Class [R]	0
[Institutional Class]	0

*	As of [ ], 2023. [To be completed by amendment]

Item 30. Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5	Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, [F/m Investments, LLC] (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-116853), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, [      ], together with information as to any other business, profession, vocation, or employment of a substantial nature in which [       ], and each director, executive officer, managing member or partner of [      ], is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. [       ]), and is incorporated herein by reference. [To be completed by amendment].

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Investment Adviser, and/or (3) the Registrant’s Sub-Adviser(s). The address of each is as follows:

1.	[Administrator Address]

2.	[F/m Investments, LLC

3050 K Street NW, Suite 201, Washington, D.C. 20007]

3.	[Sub-Adviser Address]

[To be completed by amendment]

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)        if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)       Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)       Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Short Hills, and the State of New Jersey on the 8th day of March, 2023.

Diffractive Real Assets Fund

By:	/s/ James G. Shaw
Name: James G. Shaw
Title: Trustee

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

/s/ James G. Shaw	Trustee	March 8, 2023
James G. Shaw

Exhibit Index

(a)(1)	Agreement and Declaration of Trust
(a)(2)	Certificate of Trust
(b)	By-Laws